UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2009

Item 1. Reports to Stockholders

Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today,

more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	-20.07%	2.00%	2.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the year ending April 30, 2009, the Merrill Lynch® U.S. High Yield Master II Constrained Index declined 14.00%. During the second and third quarters of 2008, high-yield bonds weakened due to poor economic data, falling home prices, anemic consumer spending, rising bond defaults, an increase in credit-rating downgrades and a poor supply/demand dynamic in the high-yield market. From September through November, the credit markets remained largely frozen, as market sentiment deteriorated due to the deepening economic downturn, the financial sector's worsening woes and concerns about issuers' ability to access capital to continue operations or refinance debt. However, positive moves by the federal government breathed life back into the high-yield market in December, and the bonds attracted investors because they had fallen to very attractive valuations. A spate of new issuance in January indicated an improved backdrop, but February brought with it several high-profile bankruptcies, weak corporate earnings and initial dissatisfaction with the federal government's proposed stimulus plan. High-yield bonds rebounded in March and April, though, buoyed by greater confidence in the federal government's actual fiscal stimulus program. Aggressive purchases of U.S. government securities by the Federal Reserve Board further improved the tone of the credit markets.

Comments from Mark Notkin, Portfolio Manager of Fidelity® Capital & Income Fund: The fund lost 20.07% during the year, trailing the Merrill Lynch benchmark. In a very weak high-yield market, poor security selection in the energy, technology, chemicals, shipping and gaming sectors hurt performance. Holding more cash than normal softened these losses. The most detrimental holdings included several leveraged-buyouts (LBOs): Station Casinos, a Las Vegas gaming company; Freescale Semiconductor, which felt the drop in demand for electronics; Momentive Performance Materials, a specialty chemicals company; and Education Media and Publishing, a textbook publisher hurt by cuts in school funding. Underweighting GMAC bonds, which were given a boost by the government's auto industry support package, also held back returns. However, the fund benefited from its investments in Intelsat, a provider of fixed satellite services that enjoyed good business fundamentals; an out-of-index stake in Northwest Airlines, which got a boost from its acquisition by Delta Airlines; an underweighting in R.H. Donnelley, a financially troubled publishing and printing firm; and no holdings in Harrah's, a gaming company and LBO in the index that was hurt by the slumping economy. Other contributors included cable company Charter Communications and satellite TV company EchoStar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Actual	.82%	$ 1,000.00	$ 1,074.90	$ 4.22
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.73	$ 4.11

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	3.0	1.5
MGM Mirage, Inc.	2.6	1.8
Sprint Capital Corp.	2.5	1.5
Texas Competitive Electric Holdings Co. LLC	2.5	1.3
Freeport-McMoRan Copper & Gold, Inc.	2.5	2.0
	13.1
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.5	11.1
Energy	9.1	8.5
Technology	7.2	9.0
Electric Utilities	6.9	5.9
Healthcare	5.8	5.8
Quality Diversification (% of fund's net assets) as of April 30, 2009
As of April 30, 2009	As of October 31, 2008
AAA,AA,A 0.1%	AAA,AA,A 0.1%
BBB 4.2%	BBB 6.6%
BB 17.4%	BB 17.1%
B 30.5%	B 30.2%
CCC,CC,C 29.3%	CCC,CC,C 21.5%
D 2.8%	D 0.0%
Not Rated 3.6%	Not Rated 2.5%
Equities 5.1%	Equities 7.5%
Short-Term Investments and Net Other Assets 7.0%	Short-Term Investments and Net Other Assets 14.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of April 30, 2009*		As of October 31, 2008**
	Nonconvertible Bonds 67.2%		Nonconvertible Bonds 64.6%
	Convertible Bonds, Preferred Stocks 1.8%		Convertible Bonds, Preferred Stocks 0.7%
	Common Stocks 5.0%		Common Stocks 7.4%
	Floating Rate Loans 19.0%		Floating Rate Loans 12.8%
	Short-Term Investments and Net Other Assets 7.0%		Short-Term Investments and Net Other Assets 14.5%
* Foreign investments	14.2%	** Foreign investments	12.2%

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Corporate Bonds - 68.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.7%
Energy - 0.1%
Cal Dive International, Inc. 3.25% 12/15/25	$ 9,730	$ 6,057
Metals/Mining - 0.2%
Massey Energy Co. 3.25% 8/1/15	29,420	18,052
Technology - 0.3%
Advanced Micro Devices, Inc.:
5.75% 8/15/12	6,870	3,658
6% 5/1/15	27,420	11,174
ON Semiconductor Corp. 0% 4/15/24	840	780
Spansion, Inc. 2.25% 6/15/16 (c)(f)	13,080	119
Sunpower Corp.:
0.75% 8/1/27	3,920	3,587
1.25% 2/15/27	3,350	2,651
		21,969
Telecommunications - 1.1%
NII Holdings, Inc. 3.125% 6/15/12	109,770	80,132
TOTAL CONVERTIBLE BONDS		126,210
Nonconvertible Bonds - 67.2%
Aerospace - 0.6%
Alion Science & Technology Corp. 10.25% 2/1/15	3,790	910
Hexcel Corp. 6.75% 2/1/15	10,710	9,425
Orbimage Holdings, Inc. 11.3113% 7/1/12 (g)	8,010	8,010
Sequa Corp.:
11.75% 12/1/15 (f)	52,415	20,966
13.5% 12/1/15 pay-in-kind (f)	19,305	6,315
		45,626
Air Transportation - 0.9%
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22	4,070	2,279
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)	69,605	696
10% 8/15/08 (a)	6,280	63
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	48,236	35,936
8.021% 8/10/22	24,605	14,271
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Northwest Airlines Corp. 10% 2/1/09 (a)	$ 8,210	$ 62
Northwest Airlines, Inc.:
7.875% 3/15/08 (a)	5,910	30
8.875% 6/1/06 (a)	5,900	44
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19	11,970	7,960
8.028% 11/1/17	5,560	3,253
		64,594
Auto Parts Distribution - 0.0%
General Motors Corp. 8.1% 6/15/24	10,445	888
Automotive - 1.8%
Affinia Group, Inc. 9% 11/30/14	10,625	3,188
Ford Motor Credit Co. LLC:
7% 10/1/13	16,660	12,415
7.25% 10/25/11	49,105	40,269
7.375% 2/1/11	3,465	2,980
8% 12/15/16	7,480	5,666
12% 5/15/15	47,160	40,086
General Motors Corp.:
6.75% 5/1/28	43,840	4,055
7.125% 7/15/13	17,730	1,684
7.2% 1/15/11	7,820	626
7.4% 9/1/25	26,520	2,453
7.7% 4/15/16	32,410	3,160
8.25% 7/15/23	46,150	4,154
8.375% 7/15/33	49,815	4,234
8.8% 3/1/21	9,250	833
GMAC LLC 6% 4/1/11 (f)	6,983	5,517
TRW Automotive, Inc.:
7% 3/15/14 (f)	1,365	758
7.25% 3/15/17 (f)	960	514
Visteon Corp. 7% 3/10/14	53,165	2,658
		135,250
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Banks and Thrifts - 0.1%
GMAC LLC:
6.75% 12/1/14 (f)	$ 3,245	$ 2,434
8% 11/1/31 (f)	12,980	8,826
		11,260
Broadcasting - 0.9%
Clear Channel Communications, Inc.:
4.9% 5/15/15	19,550	3,030
5.5% 9/15/14	25,220	3,909
5.5% 12/15/16	12,535	1,943
5.75% 1/15/13	15,185	2,430
6.25% 3/15/11	655	157
6.875% 6/15/18	13,110	2,032
7.25% 10/15/27	16,075	2,492
10.75% 8/1/16 (f)	84,300	16,017
Rainbow National Services LLC:
8.75% 9/1/12 (f)	15,770	15,928
10.375% 9/1/14 (f)	17,085	17,683
		65,621
Building Materials - 0.6%
Coleman Cable, Inc. 9.875% 10/1/12	5,190	3,270
General Cable Corp. 7.125% 4/1/17	3,350	2,881
Nortek, Inc.:
8.5% 9/1/14	56,030	12,327
10% 12/1/13	35,865	22,774
NTK Holdings, Inc. 0% 3/1/14 (d)	32,360	3,236
		44,488
Cable TV - 4.4%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15 (c)	92,943	7,203
11% 10/1/15 (c)	1,720	129
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10 (c)	50,780	46,464
10.25% 9/15/10 (c)	28,135	25,603
10.25% 10/1/13 (c)	29,130	26,654
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% 4/30/14 (f)	$ 19,865	$ 17,928
10.875% 9/15/14 (f)	25,950	25,691
EchoStar Communications Corp.:
6.625% 10/1/14	34,270	31,528
7% 10/1/13	16,420	15,476
7.125% 2/1/16	139,940	129,076
iesy Repository GmbH 10.375% 2/15/15 (f)	4,660	4,287
Videotron Ltd. 6.875% 1/15/14	3,630	3,494
		333,533
Capital Goods - 0.2%
Blount, Inc. 8.875% 8/1/12	6,070	5,888
Chart Industries, Inc. 9.125% 10/15/15	4,970	3,976
Sensus Metering Systems, Inc. 8.625% 12/15/13	3,760	3,271
		13,135
Chemicals - 1.4%
Chemtura Corp. 6.875% 6/1/16 (c)	4,540	2,179
Georgia Gulf Corp.:
7.125% 12/15/13	6,360	1,383
9.5% 10/15/14	47,825	10,402
Huntsman LLC 11.625% 10/15/10	2,465	2,514
MacDermid, Inc. 9.5% 4/15/17 (f)	2,460	1,255
Momentive Performance Materials, Inc.:
9.75% 12/1/14	93,105	32,121
10.875% 12/1/14 pay-in-kind (g)	32,454	6,309
11.5% 12/1/16	94,475	20,785
NOVA Chemicals Corp.:
5.72% 11/15/13 (g)	4,905	3,716
6.5% 1/15/12	16,756	14,997
Sterling Chemicals, Inc. 10.25% 4/1/15	7,980	6,663
Tronox Worldwide LLC/Tronox Worldwide Finance Corp. 9.5% 12/1/12 (c)	16,110	2,739
		105,063
Consumer Products - 0.2%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	710	616
Elizabeth Arden, Inc. 7.75% 1/15/14	2,790	2,232
Hines Nurseries, Inc. 10.25% 10/1/11 (c)	2,480	248
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Consumer Products - continued
Reddy Ice Holdings, Inc. 10.5% 11/1/12 (e)	$ 15,460	$ 7,730
Riddell Bell Holdings, Inc. 8.375% 10/1/12	3,450	2,898
		13,724
Containers - 1.5%
AEP Industries, Inc. 7.875% 3/15/13	2,780	1,918
Berry Plastics Holding Corp.:
5.195% 9/15/14 (g)	2,415	1,425
8.875% 9/15/14	81,955	57,369
10.25% 3/1/16	19,510	11,316
BWAY Corp. 10% 10/15/10	9,210	9,348
Constar International, Inc. 11% 12/1/12 (c)	11,545	115
Crown Cork & Seal, Inc.:
7.375% 12/15/26	2,469	2,120
7.5% 12/15/96	17,610	13,119
8% 4/15/23	6,295	5,760
Solo Cup Co. 8.5% 2/15/14	10,300	8,652
Vitro SAB de CV:
8.625% 2/1/12 (c)	4,980	1,643
9.125% 2/1/17 (c)	10,510	3,468
		116,253
Diversified Financial Services - 1.0%
ACE Cash Express, Inc. 10.25% 10/1/14 (f)	6,080	2,128
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	2,035	1,720
Sprint Capital Corp. 8.75% 3/15/32	90,905	69,088
		72,936
Diversified Media - 1.0%
Affinion Group, Inc. 11.5% 10/15/15	12,915	10,332
CanWest Media, Inc. 8% 9/15/12 (c)	4,040	1,050
Liberty Media Corp.:
8.25% 2/1/30	20,315	12,884
8.5% 7/15/29	13,600	8,884
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (d)	31,690	17,746
11.5% 5/1/16 (f)	18,515	17,589
11.625% 2/1/14 (f)	9,580	9,484
		77,969
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - 4.3%
AES Corp.:
7.75% 10/15/15	$ 6,865	$ 6,281
8% 10/15/17	24,140	21,967
Aquila, Inc. 11.875% 7/1/12 (g)	7,225	7,442
Chivor SA E.S.P. 9.75% 12/30/14 (f)	7,875	7,757
Edison Mission Energy:
7.5% 6/15/13	8,990	7,597
7.75% 6/15/16	6,230	4,859
Energy Future Holdings:
10.875% 11/1/17	88,365	59,646
12% 11/1/17 pay-in-kind (g)	32,125	14,446
Intergen NV 9% 6/30/17 (f)	43,300	41,135
NiSource Finance Corp. 10.75% 3/15/16	53,425	57,170
NRG Energy, Inc.:
7.25% 2/1/14	4,220	4,051
7.375% 2/1/16	19,080	18,221
7.375% 1/15/17	20,125	19,219
Reliant Energy, Inc.:
7.625% 6/15/14	23,170	21,316
7.875% 6/15/17	4,550	4,141
Tenaska Alabama Partners LP 7% 6/30/21 (f)	4,891	4,060
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15	28,530	15,406
Series B, 10.25% 11/1/15	10,450	5,643
11.25% 11/1/16 pay-in-kind	7,075	2,147
Utilicorp United, Inc. 7.95% 2/1/11 (e)	175	173
		322,677
Energy - 7.2%
ANR Pipeline, Inc. 7.375% 2/15/24	9,540	9,779
Atlas Energy Operating Co. LLC/Financing Corp. 10.75% 2/1/18 (f)	21,260	18,709
Atlas Pipeline Partners LP 8.125% 12/15/15	4,940	2,964
Berry Petroleum Co. 8.25% 11/1/16	13,210	8,587
Chaparral Energy, Inc.:
8.5% 12/1/15	22,100	8,840
8.875% 2/1/17	17,790	7,027
Chesapeake Energy Corp.:
6.5% 8/15/17	30,665	26,372
6.875% 11/15/20	12,540	10,220
7.5% 9/15/13	2,000	1,885
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Chesapeake Energy Corp.: - continued
7.625% 7/15/13	$ 12,820	$ 12,179
9.5% 2/15/15	21,255	21,521
Colorado Interstate Gas Co. 6.8% 11/15/15	22,370	22,226
Complete Production Services, Inc. 8% 12/15/16	11,475	8,377
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (f)	23,830	10,366
Denbury Resources, Inc. 9.75% 3/1/16	6,305	6,368
Enron Corp.:
Series A, 8.375% 5/23/05 (c)	15,020	0*
0% 11/17/08 (c)(g)	4,095	0*
6.4% 7/15/06 (c)	3,270	8
6.625% 11/15/05 (c)	13,290	33
6.75% 8/1/09 (c)	3,320	8
6.875% 10/15/07 (c)	8,050	20
6.95% 7/15/28 (c)	7,270	1
7.125% 5/15/07 (c)	1,390	3
7.375% 5/15/19 (c)	8,400	21
7.875% 6/15/03 (c)	1,390	3
9.125% 4/1/03 (c)	285	1
9.875% 6/5/03 (c)	1,268	3
EXCO Resources, Inc. 7.25% 1/15/11	3,410	2,881
Harvest Operations Corp. 7.875% 10/15/11	5,620	4,159
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (f)	20,850	14,074
InterNorth, Inc. 9.625% 3/16/06 (c)	5,575	14
Mariner Energy, Inc.:
7.5% 4/15/13	10,985	8,898
8% 5/15/17	20,325	14,329
OPTI Canada, Inc.:
7.875% 12/15/14	40,830	22,048
8.25% 12/15/14	5,025	2,776
Petrohawk Energy Corp.:
7.875% 6/1/15 (f)	38,950	36,516
9.125% 7/15/13	26,090	25,568
Petroleum Development Corp. 12% 2/15/18	21,910	13,146
Plains Exploration & Production Co. 10% 3/1/16	37,695	36,847
Range Resources Corp. 7.375% 7/15/13	5,530	5,364
SandRidge Energy, Inc.:
0% 4/1/15 pay-in-kind (g)	21,730	17,927
8% 6/1/18 (f)	27,610	23,607
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Southern Natural Gas Co.:
7.35% 2/15/31	$ 35,553	$ 31,356
8% 3/1/32	20,945	19,789
Southern Star Central Corp. 6.75% 3/1/16	6,870	6,080
Southwestern Energy Co. 7.5% 2/1/18 (f)	12,875	12,585
Targa Resources, Inc./Targa Resources Finance Corp. 8.5% 11/1/13	5,140	3,444
Tennessee Gas Pipeline Co.:
7% 10/15/28	9,810	8,503
7.5% 4/1/17	6,635	6,586
7.625% 4/1/37	7,450	6,792
8% 2/1/16 (f)	4,390	4,434
8.375% 6/15/32	6,100	5,931
Venoco, Inc. 8.75% 12/15/11	15,355	10,211
W&T Offshore, Inc. 8.25% 6/15/14 (f)	28,470	21,068
		540,454
Entertainment/Film - 0.1%
AMC Entertainment, Inc. 11% 2/1/16	10,730	10,623
Food and Drug Retail - 0.9%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	4,519	3,706
Rite Aid Corp.:
7.5% 3/1/17	21,110	15,516
8.625% 3/1/15	3,410	1,841
9.375% 12/15/15	23,255	12,209
9.5% 6/15/17	29,570	15,524
10.375% 7/15/16	19,160	16,094
		64,890
Food/Beverage/Tobacco - 0.5%
JBS USA LLC/JBS USA Finance, Inc. 11.625% 5/1/14 (f)	19,575	18,596
Leiner Health Products, Inc. 11% 6/1/12 (c)	2,870	7
Michael Foods, Inc. 8% 11/15/13	2,690	2,408
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	4,540	4,495
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.:
9.25% 4/1/15	1,930	1,636
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.: - continued
10.625% 4/1/17	$ 1,395	$ 1,046
Smithfield Foods, Inc. 7.75% 7/1/17	15,280	9,856
		38,044
Gaming - 3.4%
FireKeepers Development Authority 13.875% 5/1/15 (f)	7,760	5,587
MGM Mirage, Inc.:
5.875% 2/27/14	26,115	14,624
6.625% 7/15/15	89,020	49,629
6.75% 9/1/12	13,025	7,555
6.75% 4/1/13	55,765	31,786
6.875% 4/1/16	8,895	4,937
7.5% 6/1/16	79,440	44,089
7.625% 1/15/17	36,210	20,097
8.5% 9/15/10	26,315	18,421
Mohegan Tribal Gaming Authority 6.875% 2/15/15	14,930	7,502
Scientific Games Corp. 6.25% 12/15/12	3,050	2,791
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (f)	8,350	4,175
Station Casinos, Inc.:
6% 4/1/12 (c)	42,515	14,880
6.5% 2/1/14 (c)	58,215	1,892
6.625% 3/15/18 (c)	60,505	1,815
6.875% 3/1/16 (c)	64,220	1,927
7.75% 8/15/16 (c)	65,520	22,604
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
9% 1/15/12 (c)	2,645	265
12.75% 1/15/13 (c)	4,965	99
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/14 (f)	6,061	3,637
		258,312
Healthcare - 5.3%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13	13,300	13,034
Biomet, Inc. 10% 10/15/17	1,000	1,038
Cardinal Health 409, Inc. 10.25% 4/15/15 pay-in-kind (g)	59,725	18,243
CRC Health Group, Inc. 10.75% 2/1/16	7,690	5,075
DaVita, Inc. 6.625% 3/15/13	2,840	2,776
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	7,530	6,664
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Fresenius US Finance II, Inc. 9% 7/15/15 (f)	$ 12,940	$ 13,684
HCA, Inc.:
6.25% 2/15/13	6,490	5,581
6.375% 1/15/15	2,285	1,794
6.5% 2/15/16	9,230	7,292
6.75% 7/15/13	6,490	5,581
8.5% 4/15/19 (f)	25,005	25,130
9.125% 11/15/14	68,175	67,493
9.25% 11/15/16	96,200	94,757
9.875% 2/15/17 (f)	4,510	4,544
10.375% 11/15/16 pay-in-kind (g)	5,225	4,634
Invacare Corp. 9.75% 2/15/15	7,340	7,377
Rural/Metro Corp. 9.875% 3/15/15	6,115	5,075
Senior Housing Properties Trust 7.875% 4/15/15	11,204	9,804
Skilled Healthcare Group, Inc. 11% 1/15/14	5,982	6,221
Sun Healthcare Group, Inc. 9.125% 4/15/15	1,550	1,511
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	12,530	10,901
Tenet Healthcare Corp.:
9.25% 2/1/15	5,170	4,808
9.875% 7/1/14	46,985	43,696
United Surgical Partners International, Inc. 8.875% 5/1/17	3,390	2,814
Ventas Realty LP 6.5% 6/1/16	3,670	3,266
VWR Funding, Inc. 10.25% 7/15/15 pay-in-kind	35,120	25,286
		398,079
Homebuilding/Real Estate - 1.3%
K. Hovnanian Enterprises, Inc. 11.5% 5/1/13	1,530	1,335
Realogy Corp.:
10.5% 4/15/14	212,255	74,289
11.75% 4/15/14 pay-in-kind (g)	20,868	4,169
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (c)(f)	29,430	14,936
		94,729
Hotels - 0.1%
Gaylord Entertainment Co.:
6.75% 11/15/14	6,620	4,369
8% 11/15/13	8,460	6,260
		10,629
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Leisure - 0.8%
Six Flags Operations, Inc. 12.25% 7/15/16 (f)	$ 25,021	$ 17,515
Six Flags, Inc.:
8.875% 2/1/10	42,285	6,131
9.625% 6/1/14	29,540	4,283
9.75% 4/15/13	4,765	643
Town Sports International Holdings, Inc. 11% 2/1/14	19,749	9,529
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	9,445	8,878
Vail Resorts, Inc. 6.75% 2/15/14	13,540	12,491
		59,470
Metals/Mining - 3.9%
Aleris International, Inc. 9.75% 12/15/14 pay-in-kind (c)(g)	12,670	127
Drummond Co., Inc. 7.375% 2/15/16 (f)	21,735	15,867
FMG Finance Property Ltd.:
10% 9/1/13 (f)	17,490	14,867
10.625% 9/1/16 (f)	50,590	43,381
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	13,060	13,060
8.25% 4/1/15	20,280	19,976
8.375% 4/1/17	121,065	118,341
Massey Energy Co. 6.875% 12/15/13	18,850	16,070
Peabody Energy Corp.:
7.375% 11/1/16	26,690	26,557
7.875% 11/1/26	26,690	25,089
		293,335
Paper - 0.8%
Abitibi-Consolidated, Inc. 13.75% 4/1/11 (c)(f)	33,825	28,075
Georgia-Pacific LLC 8.25% 5/1/16 (f)	14,395	14,431
Glatfelter 7.125% 5/1/16	2,400	2,112
NewPage Corp. 7.42% 5/1/12 (g)	8,670	3,295
Temple-Inland, Inc.:
6.625% 1/15/16	630	542
7.875% 5/1/12	14,181	13,472
		61,927
Publishing/Printing - 1.3%
Cenveo Corp. 10.5% 8/15/16 (f)	13,585	9,102
Haights Cross Communications, Inc. 12.5% 8/15/11 (e)	9,350	655
Sun Media Corp. Canada 7.625% 2/15/13	10,365	5,183
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Publishing/Printing - continued
The Reader's Digest Association, Inc. 9% 2/15/17	$ 14,730	$ 295
TL Acquisitions, Inc. 10.5% 1/15/15 (f)	117,815	80,703
		95,938
Railroad - 0.5%
Kansas City Southern de Mexico, SA de CV:
7.375% 6/1/14	8,690	7,039
7.625% 12/1/13	7,670	6,309
12.5% 4/1/16 (f)	10,550	10,234
TFM SA de CV 9.375% 5/1/12	16,130	14,678
		38,260
Restaurants - 0.2%
Carrols Corp. 9% 1/15/13	14,495	13,408
Services - 2.4%
FTI Consulting, Inc.:
7.625% 6/15/13	3,280	3,329
7.75% 10/1/16	5,990	6,080
Iron Mountain, Inc.:
6.625% 1/1/16	33,965	32,437
7.75% 1/15/15	26,235	26,301
8.625% 4/1/13	6,225	6,248
8.75% 7/15/18	38,365	38,940
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	28,735	23,275
Mac-Gray Corp. 7.625% 8/15/15	3,040	2,827
MediMedia USA, Inc. 11.375% 11/15/14 (f)	3,780	2,457
NCO Group, Inc. 11.875% 11/15/14	9,865	4,390
Penhall International Corp. 12% 8/1/14 (f)	6,510	2,344
West Corp. 9.5% 10/15/14	40,480	33,598
		182,226
Shipping - 0.8%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	23,110	14,213
Seabulk International, Inc. 9.5% 8/15/13	17,020	17,105
Ship Finance International Ltd. 8.5% 12/15/13	30,655	22,378
Ultrapetrol (Bahamas) Ltd. 9% 11/24/14	8,485	5,600
US Shipping Partners LP 13% 8/15/14 (c)	13,660	137
		59,433
Specialty Retailing - 1.3%
Claire's Stores, Inc.:
9.25% 6/1/15	10,255	4,102
10.375% 6/1/15 pay-in-kind (g)	16,893	3,995
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Specialty Retailing - continued
Michaels Stores, Inc.:
0% 11/1/16 (d)	$ 2,020	$ 606
10% 11/1/14	83,300	48,731
11.375% 11/1/16	4,075	1,956
Staples, Inc. 9.75% 1/15/14	34,244	37,578
		96,968
Steels - 1.0%
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	11,805	13,104
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	8,695	8,869
Gerdau SA 8.875% (f)	3,975	3,299
International Steel Group, Inc. 6.5% 4/15/14	24,820	21,842
Ispat Inland ULC 9.75% 4/1/14	5,094	4,610
RathGibson, Inc. 11.25% 2/15/14	11,220	2,749
Steel Dynamics, Inc.:
6.75% 4/1/15	17,105	13,513
7.375% 11/1/12	3,265	2,841
7.75% 4/15/16 (f)	3,260	2,608
		73,435
Technology - 4.3%
Amkor Technology, Inc.:
7.125% 3/15/11	535	524
7.75% 5/15/13	3,950	3,476
9.25% 6/1/16	30,110	25,443
Avago Technologies Finance Ltd.:
6.7613% 6/1/13 (g)	3,962	3,308
11.875% 12/1/15	25,080	21,882
Ceridian Corp.:
11.25% 11/15/15	19,320	14,104
12.25% 11/15/15 pay-in-kind (g)	4,620	2,541
Freescale Semiconductor, Inc.:
8.875% 12/15/14	145,545	48,758
9.875% 12/15/14 pay-in-kind (g)	135,162	15,871
Lucent Technologies, Inc.:
6.45% 3/15/29	91,660	45,372
6.5% 1/15/28	31,722	15,702
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 4.57% 12/15/11 (c)(g)	3,295	8
New ASAT Finance Ltd. 9.25% 2/1/11 (c)	9,655	97
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Nortel Networks Corp.:
0% 7/15/11 (c)(g)	$ 16,300	$ 3,994
10.125% 7/15/13 (c)	16,190	4,169
10.75% 7/15/16 (c)	16,300	4,320
10.75% 7/15/16 (c)(f)	25,285	6,701
NXP BV:
3.8813% 10/15/13 (g)	71,220	20,476
7.875% 10/15/14	52,155	17,211
9.5% 10/15/15	74,325	11,892
Open Solutions, Inc. 9.75% 2/1/15 (f)	4,070	773
Seagate Technology International 10% 5/1/14 (f)	5,450	5,450
Spansion LLC 11.25% 1/15/16 (c)(f)	20,560	2,056
SunGard Data Systems, Inc. 9.125% 8/15/13	24,240	22,301
Unisys Corp.:
8% 10/15/12	4,325	2,076
12.5% 1/15/16	15,080	7,804
Viasystems, Inc. 10.5% 1/15/11	23,140	16,198
		322,507
Telecommunications - 12.0%
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14	6,415	6,656
Citizens Communications Co.:
7.875% 1/15/27	12,690	9,771
9% 8/15/31	18,030	14,334
Cricket Communications, Inc.:
9.375% 11/1/14	19,150	18,959
10% 7/15/15 (f)	10,480	10,375
Digicel Group Ltd.:
8.875% 1/15/15 (f)	46,435	33,665
9.125% 1/15/15 pay-in-kind (f)(g)	28,300	19,810
9.25% 9/1/12 (f)	18,195	17,194
12% 4/1/14 (f)	25,940	25,162
DigitalGlobe, Inc. 10.5% 5/1/14 (f)	10,935	11,044
Hughes Network Systems LLC / HNS Finance Corp. 9.5% 4/15/14	13,020	12,174
Intelsat Bermuda Ltd. 12.5% 2/4/17 pay-in-kind (e)(f)	122,108	77,412
Intelsat Corp.:
9.25% 8/15/14 (f)	24,885	24,170
9.25% 6/15/16 (f)	28,330	27,126
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (f)	$ 91,522	$ 89,463
11.5% 6/15/16 (f)	10,045	9,744
Intelsat Ltd. 11.25% 6/15/16	68,520	69,548
Intelsat Subsidiary Holding Co. Ltd.:
8.5% 1/15/13 (f)	23,830	23,353
8.875% 1/15/15 (f)	55,555	54,305
Level 3 Financing, Inc.:
8.75% 2/15/17	24,500	17,395
9.25% 11/1/14	15,700	12,580
12.25% 3/15/13	11,320	10,216
Millicom International Cellular SA 10% 12/1/13	19,800	19,800
Nextel Communications, Inc.:
5.95% 3/15/14	45,465	32,053
7.375% 8/1/15	25,105	17,919
Nordic Telephone Co. Holdings ApS 8.875% 5/1/16 (f)	8,080	7,757
Qwest Communications International, Inc.:
7.25% 2/15/11	12,950	12,756
7.5% 2/15/14	10,790	10,008
7.5% 2/15/14	6,300	5,843
Qwest Corp. 8.375% 5/1/16 (f)	32,060	31,900
Sprint Capital Corp.:
6.875% 11/15/28	160,385	108,260
6.9% 5/1/19	14,915	12,379
Sprint Nextel Corp. 6% 12/1/16	24,955	20,713
U.S. West Communications:
7.25% 9/15/25	2,025	1,549
7.25% 10/15/35	7,860	5,581
7.5% 6/15/23	1,710	1,317
Wind Acquisition Finance SA 10.75% 12/1/15 (f)	21,630	22,063
		904,354
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Textiles & Apparel - 0.2%
Levi Strauss & Co.:
8.875% 4/1/16	$ 8,445	$ 7,389
9.75% 1/15/15	7,365	6,997
		14,386
TOTAL NONCONVERTIBLE BONDS		5,054,424
TOTAL CORPORATE BONDS (Cost $7,011,428)		5,180,634
Common Stocks - 5.0%
	Shares
Air Transportation - 0.7%
Delta Air Lines, Inc. (a)	8,863,203	54,686
Automotive - 0.3%
Tenneco, Inc. (a)	1,294,500	3,961
The Goodyear Tire & Rubber Co. (a)	2,000,000	21,980
		25,941
Cable TV - 0.4%
Comcast Corp. Class A	1,931,504	29,861
Liberty Global, Inc. Class A (a)	9,320	154
		30,015
Capital Goods - 0.0%
Remy International, Inc. (a)	173,534	174
Chemicals - 0.0%
Sterling Chemicals, Inc. (a)	897	9
Diversified Media - 0.0%
Discovery Communications, Inc. (a)	62,500	1,187
Discovery Communications, Inc. Class C (a)	62,500	1,095
		2,282
Electric Utilities - 0.0%
Portland General Electric Co.	20,217	369
Energy - 1.5%
Chesapeake Energy Corp.	2,600,000	51,246
Forest Oil Corp. (a)	619,993	9,920
Valero Energy Corp.	525,000	10,416
Williams Companies, Inc.	2,850,000	40,185
		111,767
Common Stocks - continued
	Shares	Value (000s)
Entertainment/Film - 0.0%
Ascent Media Corp. (a)	6,250	$ 161
Gaming - 0.0%
Virgin Media, Inc. warrants 1/10/11 (a)	35,177	1
Healthcare - 0.3%
Kinetic Concepts, Inc. (a)	1,000,000	24,760
Metals/Mining - 0.9%
Alpha Natural Resources, Inc. (a)	1,600,000	32,768
Freeport-McMoRan Copper & Gold, Inc. Class B	660,000	28,149
Haynes International, Inc. (a)	147,429	3,329
Intermet Corp. (a)(h)	521,664	0*
		64,246
Publishing/Printing - 0.0%
R.H. Donnelley Corp. (a)	350,000	49
Restaurants - 0.0%
Ruth's Chris Steak House, Inc. (a)	10,300	37
Shipping - 0.2%
Navios Maritime Holdings, Inc.	2,865,350	11,834
Technology - 0.6%
ASAT Holdings Ltd. warrants 2/1/11 (a)(h)	2,510,300	9
Cisco Systems, Inc. (a)	2,000,000	38,640
ON Semiconductor Corp. (a)	1,556,230	8,435
		47,084
Telecommunications - 0.0%
American Tower Corp. Class A (a)	15,912	505
Level 3 Communications, Inc. (a)	18,708	21
XO Holdings, Inc.:
Series A, warrants 1/16/10 (a)	70,124	1
Series B, warrants 1/16/10 (a)	52,628	0*
Series C, warrants 1/16/10 (a)	52,628	0*
		527
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Class B (a)(h)	659,302	3,824
TOTAL COMMON STOCKS (Cost $639,776)		377,766
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
Chemicals - 0.0%
Celanese Corp. 4.25%	30,500	853
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
Textiles & Apparel - 0.1%
Arena Brands Holding Corp. Series B, 16.00% (h)	5,850	$ 5,850
TOTAL CONVERTIBLE PREFERRED STOCKS		6,703
Nonconvertible Preferred Stocks - 0.0%
Cable TV - 0.0%
PTV, Inc. Series A, 10.00%	56,261	7
Diversified Financial Services - 0.0%
Preferred Blocker, Inc. 7.00% (f)	1,481	444
TOTAL NONCONVERTIBLE PREFERRED STOCKS		451
TOTAL PREFERRED STOCKS (Cost $7,087)		7,154
Floating Rate Loans - 19.0%
	Principal Amount (000s)
Aerospace - 0.1%
DeCrane Aircraft Holdings, Inc.:
Tranche 1LN, term loan 3.2394% 2/21/13 (g)	$ 389	229
Tranche 2LN, term loan 7.4894% 2/21/14 (g)	650	228
Sequa Corp. term loan 3.7391% 12/3/14 (g)	13,085	8,505
Wesco Aircraft Hardware Corp. Tranche 2LN, term loan 6.18% 3/28/14 (g)	250	178
		9,140
Air Transportation - 0.6%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.7394% 4/30/14 (g)	8,555	4,534
Northwest Airlines, Inc. term loan 2.46% 12/31/10 (g)	13,442	12,433
United Air Lines, Inc. Tranche B, term loan 2.4559% 2/1/14 (g)	52,319	26,421
		43,388
Automotive - 2.2%
AM General LLC:
Credit-Linked Deposit 3.4413% 9/30/12 (g)	567	516
Tranche B, term loan 3.8366% 9/30/13 (g)	13,018	11,847
Ford Motor Co. term loan 3.6867% 12/15/13 (g)	81,375	51,673
General Motors Corp. term loan 8% 11/29/13 (g)	98,332	65,391
Navistar International Corp.:
term loan 3.6775% 1/19/12 (g)	17,329	13,690
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Automotive - continued
Navistar International Corp.: - continued
Credit-Linked Deposit 3.6448% 1/19/12 (g)	$ 6,301	$ 4,978
TRW Automotive Holdings Corp. Tranche B1, term loan 2% 2/9/14 (g)	8,779	5,969
Visteon Corp. term loan 4.25% 6/13/13 (g)	70,090	15,069
		169,133
Broadcasting - 0.8%
Univision Communications, Inc. Tranche 1LN, term loan 2.6775% 9/29/14 (g)	97,470	60,431
Cable TV - 0.9%
Charter Communications Operating LLC Tranche B 1LN, term loan 5.3107% 3/6/14 (g)	76,204	65,154
Discovery Communications, Inc. term loan 3.22% 5/14/14 (g)	5,306	4,934
		70,088
Capital Goods - 0.2%
Chart Industries, Inc. Tranche B, term loan 2.4375% 10/17/12 (g)	213	193
Dresser, Inc.:
Tranche 2LN, term loan 6.9875% 5/4/15 pay-in-kind (g)	21,030	11,567
Tranche B 1LN, term loan 3.4522% 5/4/14 (g)	2,688	2,312
Walter Energy, Inc. term loan 2.7894% 10/3/12 (g)	253	215
		14,287
Chemicals - 0.8%
Huntsman International LLC Tranche B, term loan 2.1775% 4/19/14 (g)	9,933	8,244
Lyondell Chemical Co. term loan 9.1679% 12/15/09 (g)(i)	32,725	33,380
Momentive Performance Materials, Inc. Tranche B1, term loan 2.6875% 12/4/13 (g)	28,001	19,601
		61,225
Consumer Products - 0.5%
Revlon Consumer Products Corp. term loan 4.9834% 1/15/12 (g)	17,780	15,469
Spectrum Brands, Inc.:
Tranche B1, term loan 6.5722% 3/30/13 (g)	25,642	20,641
4.4613% 3/30/13 (g)	543	437
		36,547
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Containers - 0.2%
Berry Plastics Holding Corp. Tranche C, term loan 2.4694% 4/3/15 (g)	$ 24,324	$ 17,756
Diversified Financial Services - 1.1%
Clear Channel Capital I LLC Tranche B, term loan 4.0875% 1/29/16 (g)	32,710	16,028
DaimlerChrysler Financial Services:
Tranche 1LN, term loan 4.45% 8/3/12 (g)	79,493	60,812
Tranche 2LN, term loan 6.95% 8/3/13 (g)	7,940	3,891
		80,731
Diversified Media - 0.0%
Advanstar, Inc. Tranche 2LN, term loan 6.22% 11/30/14 (g)	1,970	99
Electric Utilities - 2.6%
NRG Energy, Inc.:
term loan 2.72% 2/1/13 (g)	20,702	19,253
Credit-Linked Deposit 2.62% 2/1/13 (g)	11,061	10,287
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 3.9691% 10/10/14 (g)	108,659	74,160
Tranche B2, term loan 3.969% 10/10/14 (g)	96,903	66,379
Tranche B3, term loan 3.969% 10/10/14 (g)	32,993	22,600
		192,679
Energy - 0.3%
Coffeyville Resources LLC:
Credit-Linked Deposit 8.75% 12/28/10 (g)	2,432	1,946
Tranche D, term loan 8.75% 12/28/13 (g)	7,815	6,252
Compagnie Generale de Geophysique SA term loan 4.5937% 1/12/14 (g)	2,367	2,178
Helix Energy Solutions Group, Inc. term loan 2.8954% 7/1/13 (g)	3,039	2,735
Targa Resources, Inc./Targa Resources Finance Corp.:
Credit-Linked Deposit 3.22% 10/31/12 (g)	2,252	2,004
term loan 2.437% 10/31/12 (g)	3,896	3,468
Venoco, Inc. Tranche 2LN, term loan 5.25% 5/7/14 (g)	2,077	1,329
		19,912
Entertainment/Film - 0.1%
MGM Holdings II, Inc. Tranche B, term loan 3.6775% 4/8/12 (g)	9,496	4,582
Food and Drug Retail - 0.2%
Rite Aid Corp. Tranche ABL, term loan 2.2036% 6/4/14 (g)	14,246	11,539
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Food/Beverage/Tobacco - 0.1%
Constellation Brands, Inc. Tranche B, term loan 2.7278% 6/5/13 (g)	$ 4,086	$ 3,851
Gaming - 0.0%
Green Valley Ranch Gaming LLC Tranche 1LN, term loan 3.4591% 2/16/14 (g)	651	264
Las Vegas Sands LLC:
term loan 2.18% 5/23/14 (g)	545	335
Tranche B, term loan 2.18% 5/23/14 (g)	2,700	1,660
		2,259
Healthcare - 0.2%
Health Management Associates, Inc. Tranche B, term loan 2.97% 2/28/14 (g)	4,301	3,753
PTS Acquisition Corp. term loan 2.6775% 4/10/14 (g)	7,811	5,702
VWR Funding, Inc. term loan 2.9275% 6/29/14 (g)	7,820	6,295
		15,750
Homebuilding/Real Estate - 0.4%
Realogy Corp.:
Credit-Linked Deposit 3.5007% 10/10/13 (g)	5,852	3,804
Tranche B, term loan 4.1769% 10/10/13 (g)	21,734	14,127
Tranche DD, term loan 4.1586% 10/10/13 (g)	21,729	14,124
		32,055
Leisure - 0.4%
Six Flags, Inc. Tranche B, term loan 3.3662% 4/30/15 (g)	38,252	28,307
Metals/Mining - 0.3%
Aleris International, Inc.:
Tranche 1LN, term loan 5.2% 2/12/10 (g)(i)	5,292	4,446
Tranche B 1LN, term loan:
4.25% 12/19/13 (g)	2,884	87
12.5% 12/19/13 (g)	5,681	511
Tranche C 1LN, term loan 4.25% 12/19/13 (g)	4,031	1,250
Novelis Corp. term loan 2.9731% 7/6/14 (g)	24,749	17,820
		24,114
Paper - 0.5%
Boise Paper Holdings LLC Tranche 2LN, term loan 9.25% 2/22/15 (g)	34,960	15,208
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Paper - continued
Smurfit-Stone Container Enterprises, Inc. term loan 3.0767% 11/11/11 (g)	$ 21,878	$ 16,900
White Birch Paper Co. Tranche 1LN, term loan 3.97% 5/8/14 (g)	6,952	1,738
		33,846
Publishing/Printing - 1.3%
Education Media and Publishing Group Ltd.:
Tranche 1LN, term loan 8.2563% 6/12/14 (g)	53,152	33,486
Tranche 2LN, term loan 10.7563% 12/12/14 (g)	134,281	20,142
Idearc, Inc. term loan 3.4179% 11/17/14 (c)(g)	15,275	5,881
Thomson Learning, Inc. term loan 2.93% 7/5/14 (g)	48,851	36,272
		95,781
Restaurants - 0.0%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 3.57% 6/14/13 (g)	207	145
term loan 2.8125% 6/14/14 (g)	2,294	1,606
		1,751
Services - 0.4%
Affinion Group Holdings, Inc. term loan 8.5225% 3/1/12 (g)	19,690	10,930
Brand Energy & Infrastructure Services, Inc. Tranche 2LN, term loan 6.7875% 2/7/15 (g)	3,135	1,254
Neff Corp. Tranche 2LN, term loan 3.9694% 11/30/14 (g)	4,230	677
ServiceMaster Co.:
term loan 3.1388% 7/24/14 (g)	24,055	17,079
Tranche DD, term loan 2.93% 7/24/14 (g)	2,313	1,642
		31,582
Specialty Retailing - 0.9%
Burlington Coat Factory Warehouse Corp. term loan 2.68% 5/28/13 (g)	22,590	15,700
Michaels Stores, Inc. term loan 2.6958% 10/31/13 (g)	71,631	50,500
Toys 'R' US, Inc. term loan 3.5088% 12/8/09 (g)	6,474	3,884
		70,084
Technology - 2.0%
Affiliated Computer Services, Inc. Tranche B2, term loan 2.4564% 3/20/13 (g)	15,414	14,643
Flextronics International Ltd.:
Tranche B A2, term loan 2.6775% 10/1/14 (g)	1,507	1,206
Tranche B A3, term loan 2.6775% 10/1/14 (g)	1,758	1,406
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Technology - continued
Flextronics International Ltd.: - continued
Tranche B-A, term loan 3.1251% 10/1/14 (g)	$ 27,170	$ 21,736
Tranche B-A1, term loan 3.3813% 10/1/14 (g)	7,807	6,246
Tranche B-B, term loan 3.4575% 10/1/12 (g)	17,505	15,754
Freescale Semiconductor, Inc. term loan:
2.2588% 12/1/13 (g)	81,293	48,369
12.5% 12/15/14	17,395	12,177
Kronos, Inc.:
Tranche 1LN, term loan 3.47% 6/11/14 (g)	35,091	24,915
Tranche 2LN, term loan 6.97% 6/11/15 (g)	8,615	4,308
Open Solutions, Inc. term loan 3.225% 1/23/14 (g)	1,078	571
		151,331
Telecommunications - 1.4%
Intelsat Jackson Holdings Ltd. term loan 3.5006% 2/1/14 (g)	65,515	52,412
Leap Wireless International, Inc. Tranche B, term loan 5.75% 6/16/13 (g)	2,645	2,533
Wind Telecomunicazioni SpA:
term loan 8.3569% 12/21/11 pay-in-kind (g)	36,898	28,871
Tranche 2, term loan 7.9913% 3/21/15 (g)	12,400	11,160
Tranche B, term loan 3.9913% 5/26/13 (g)	5,570	4,985
Tranche C, term loan 4.9913% 5/26/14 (g)	5,570	4,985
		104,946
Textiles & Apparel - 0.1%
Hanesbrands, Inc. term loan 4.8419% 3/5/14 (g)	7,050	6,275
Levi Strauss & Co. term loan 2.6981% 4/4/14 (g)	5,840	4,030
		10,305
Trucking & Freight - 0.4%
Swift Transportation Co., Inc. term loan 8.375% 5/10/14 (g)	53,495	33,167
TOTAL FLOATING RATE LOANS (Cost $1,588,654)		1,430,666
Other - 0.0%

Delta Air Lines ALPA Claim (a) (Cost $342)	41,750	209
Money Market Funds - 7.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.53% (b) (Cost $579,189)	579,189,373	$ 579,189
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.15%, dated 4/30/09 due 5/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $2,628)	$ 2,628	2,628
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $9,829,104)		7,578,246
NET OTHER ASSETS - (0.7)%		(53,469)
NET ASSETS - 100%		$ 7,524,777
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,215,993,000 or 16.2% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,683,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$ 21,592
Arena Brands Holding Corp. Series B, 16.00%	6/25/02 - 10/3/02	$ 5,850
ASAT Holdings Ltd. warrants 2/1/11	11/15/07	$ 0*
Intermet Corp.	1/7/05 - 1/13/05	$ 9,879

(i) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $14,080,000 and $13,790,000, respectively. The coupon rate will be determined at time of settlement.

* Amount represents less than $1,000
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$2,628,000 due 5/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 1,360
Banc of America Securities LLC	240
Barclays Capital, Inc.	723
Deutsche Bank Securities, Inc.	305
$ 2,628
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 20,606
Fidelity Securities Lending Cash Central Fund	127
Total	$ 20,733
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 7,578,246	$ 952,948	$ 6,583,587	$ 41,711
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
(Amounts in thousands)	Investments in Securities
Beginning Balance	$ 78,398
Total Realized Gain (Loss)	107
Total Unrealized Gain (Loss)	(129,673)
Cost of Purchases	110,843
Proceeds of Sales	(55,706)
Amortization/Accretion	1,911
Transfer in/out of Level 3	35,831
Ending Balance	$ 41,711

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.8%
Bermuda	6.5%
Canada	2.0%
Netherlands	1.2%
Others (individually less than 1%)	4.5%
100.0%
Income Tax Information

At April 30, 2009, the fund had a capital loss carryforward of approximately $503,366,000 of which $139,701,000, $111,463,000 and $252,202,000 will expire on April 30, 2010, 2011 and 2017, respectively.

The fund intends to elect to defer to its fiscal year ending April 30, 2010 approximately $399,499,000 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2009

Assets
Investment in securities, at value (including repurchase agreements of $2,628) - See accompanying schedule: Unaffiliated issuers (cost $9,249,915)	$ 6,999,057
Fidelity Central Funds (cost $579,189)	579,189
Total Investments (cost $9,829,104)		$ 7,578,246
Cash		2,482
Foreign currency held at value (cost $60)		53
Receivable for investments sold		19,088
Receivable for fund shares sold		8,597
Dividends receivable		33
Interest receivable		184,914
Distributions receivable from Fidelity Central Funds		300
Prepaid expenses		56
Other receivables		56
Total assets		7,793,825

Liabilities
Payable for investments purchased	$ 256,210
Payable for fund shares redeemed	3,449
Distributions payable	3,299
Accrued management fee	3,327
Other affiliated payables	1,282
Other payables and accrued expenses	1,481
Total liabilities		269,048

Net Assets		$ 7,524,777
Net Assets consist of:
Paid in capital		$ 10,598,354
Undistributed net investment income		92,101
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(913,539)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,252,139)
Net Assets, for 1,208,053 shares outstanding		$ 7,524,777
Net Asset Value, offering price and redemption price per share ($7,524,777 ÷ 1,208,053 shares)		$ 6.23

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2009

Investment Income
Dividends		$ 19,032
Interest		776,659
Income from Fidelity Central Funds		20,733
Total income		816,424

Expenses
Management fee	$ 44,857
Transfer agent fees	15,007
Accounting and security lending fees	1,306
Custodian fees and expenses	92
Independent trustees' compensation	46
Depreciation in deferred trustee compensation account	(2)
Registration fees	141
Audit	200
Legal	85
Miscellaneous	207
Total expenses before reductions	61,939
Expense reductions	(177)	61,762
Net investment income		754,662
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(635,681)
Foreign currency transactions	(63)
Total net realized gain (loss)		(635,744)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,117,037)
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		(2,117,044)
Net gain (loss)		(2,752,788)
Net increase (decrease) in net assets resulting from operations		$ (1,998,126)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 754,662	$ 603,646
Net realized gain (loss)	(635,744)	19,183
Change in net unrealized appreciation (depreciation)	(2,117,044)	(741,559)
Net increase (decrease) in net assets resulting from operations	(1,998,126)	(118,730)
Distributions to shareholders from net investment income	(668,678)	(598,480)
Share transactions Proceeds from sales of shares	1,762,789	3,408,597
Reinvestment of distributions	627,053	558,288
Cost of shares redeemed	(2,018,293)	(2,418,786)
Net increase (decrease) in net assets resulting from share transactions	371,549	1,548,099
Redemption fees	1,528	2,137
Total increase (decrease) in net assets	(2,293,727)	833,026

Net Assets
Beginning of period	9,818,504	8,985,478
End of period (including undistributed net investment income of $92,101 and undistributed net investment income of $18,787, respectively)	$ 7,524,777	$ 9,818,504
Other Information Shares
Sold	268,449	386,210
Issued in reinvestment of distributions	97,827	64,233
Redeemed	(310,180)	(277,534)
Net increase (decrease)	56,096	172,909

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.52	$ 9.18	$ 8.57	$ 8.15	$ 7.94
Income from Investment Operations
Net investment income B	.645	.557	.543	.524	.539 E
Net realized and unrealized gain (loss)	(2.364)	(.668)	.609	.416	.210
Total from investment operations	(1.719)	(.111)	1.152	.940	.749
Distributions from net investment income	(.572)	(.551)	(.543)	(.521)	(.540)
Redemption fees added to paid in capital B	.001	.002	.001	.001	.001
Net asset value, end of period	$ 6.23	$ 8.52	$ 9.18	$ 8.57	$ 8.15
Total Return A	(20.07)%	(1.14)%	13.95%	11.84%	9.64%
Ratios to Average Net Assets C, F
Expenses before reductions	.78%	.75%	.76%	.77%	.78%
Expenses net of fee waivers, if any	.78%	.75%	.76%	.77%	.78%
Expenses net of all reductions	.78%	.74%	.75%	.77%	.77%
Net investment income	9.55%	6.39%	6.21%	6.24%	6.61% E
Supplemental Data
Net assets, end of period (in millions)	$ 7,525	$ 9,819	$ 8,985	$ 6,123	$ 4,990
Portfolio turnover rate D	48%	48%	37%	42%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.15 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been 6.42%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 15, 2009, the Board of Trustees of Fidelity Capital and Income approved the creation of an additional class of shares. The Fund will commence sale of shares of Class F on or about June 26, 2009.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. The Fund invests a significant portion of its assets to below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to change in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009 for the Fund's investments ,as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 370,009
Unrealized depreciation	(2,550,348)
Net unrealized appreciation (depreciation)	(2,180,339)
Undistributed ordinary income	9,713
Capital loss carryforward	(503,366)

Cost for federal income tax purposes	$ 9,758,585

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 668,678	$ 598,480

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $4,541,436 and $3,265,711, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $127.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,165. The weighted average interest rate was .40%. The interest expense amounted to ninety one dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $92 and $80, respectively.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 17, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1977

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.6846% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $164,385,242 of distributions paid during the period January 1, 2009 to April 30, 2009 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments
Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

CAI-UANN-0609
1.784716.106

Fidelity®

Focused High Income

Fund

Annual Report

April 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today,

more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Life of Fund A
Fidelity® Focused High Income Fund	-10.10%	1.77%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II - BB Rated Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the year ending April 30, 2009, the Merrill Lynch® U.S. High Yield Master II Constrained Index declined 14.00%. During the second and third quarters of 2008, high-yield bonds weakened due to poor economic data, falling home prices, anemic consumer spending, rising bond defaults, an increase in credit-rating downgrades and a poor supply/demand dynamic in the high-yield market. From September through November, the credit markets remained largely frozen, as market sentiment deteriorated due to the deepening economic downturn, the financial sector's worsening woes and concerns about issuers' ability to access capital to continue operations or refinance debt. However, positive moves by the federal government breathed life back into the high-yield market in December, and the bonds attracted investors because they had fallen to very attractive valuations. A spate of new issuance in January indicated an improved backdrop, but February brought with it several high-profile bankruptcies, weak corporate earnings and initial dissatisfaction with the federal government's proposed stimulus plan. High-yield bonds rebounded in March and April, though, buoyed by greater confidence in the federal government's actual fiscal stimulus program. Aggressive purchases of U.S. government securities by the Federal Reserve Board further improved the tone of the credit markets.

Comments from Matthew Conti, Portfolio Manager of Fidelity® Focused High Income Fund: For the year, the fund returned -10.10%, underperforming the -7.20% return of the Merrill Lynch U.S. High Yield Master II - BB Rated Constrained Index. The fund underperformed the index due to unfavorable security selection in technology, electric utilities, services, telecommunications and chemicals. My picks within health care also detracted, although that was mostly offset by heavily overweighting this strong-performing group. As part of my quality bias, significantly underweighting banks and thrifts helped the fund's relative performance, as did successful security selection in the paper industry. Individual detractors included automotive rental firm Avis, no longer held at period end; not owning benchmark component Royal Bank of Scotland; Royal Caribbean Cruises; pork producer Smithfield Foods, since sold off; and an out-of-benchmark position in global coal producer Drummond. Among the positions that contributed were not owning three index components: Netherlands-based TuranAlem Finance and Washington Mutual - both banks - and real estate investment trust (REIT) Rouse. Freeport-McMoRan Copper & Gold and wine and spirits firm Constellation Brands also boosted the fund's relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Actual	.85%	$ 1,000.00	$ 1,142.60	$ 4.52
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.58	$ 4.26

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	3.9	4.0
Qwest Corp.	3.5	1.4
Freeport-McMoRan Copper & Gold, Inc.	3.4	2.8
EchoStar Communications Corp.	3.2	2.5
Chesapeake Energy Corp.	3.0	2.5
	17.0
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.4	6.5
Energy	9.5	9.0
Cable TV	7.3	7.2
Healthcare	7.3	8.3
Homebuilding/Real Estate	5.7	3.1
Quality Diversification (% of fund's net assets) as of April 30, 2009
As of April 30, 2009	As of October 31, 2008
BBB 6.7%	BBB 3.5%
BB 72.4%	BB 69.9%
B 15.2%	B 18.2%
CCC,CC,C 0.2%	CCC,CC,C 0.0%
Not Rated 0.4%	Not Rated 0.3%
Short-Term Investments and Net Other Assets 5.1%	Short-Term Investments and Net Other Assets 8.1%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of April 30, 2009 *		As of October 31, 2008 **
	Nonconvertible Bonds 87.0%		Nonconvertible Bonds 85.5%
	Convertible Bonds, Preferred Stocks 1.2%		Convertible Bonds, Preferred Stocks 0.2%
	Floating Rate Loans 6.7%		Floating Rate Loans 6.2%
	Short-Term Investments and Net Other Assets 5.1%		Short-Term Investments and Net Other Assets 8.1%
* Foreign investments	9.3%	** Foreign investments	17.0%

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Corporate Bonds - 88.2%
	Principal Amount	Value
Convertible Bonds - 1.2%
Energy - 0.6%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 1,970,000	$ 1,395,745
Pioneer Natural Resources Co. 2.875% 1/15/38	1,000,000	801,300
		2,197,045
Homebuilding/Real Estate - 0.4%
Ventas, Inc. 3.875% 11/15/11 (c)	1,500,000	1,439,895
Telecommunications - 0.2%
Nextel Communications, Inc. 5.25% 1/15/10	610,000	598,624
TOTAL CONVERTIBLE BONDS		4,235,564
Nonconvertible Bonds - 87.0%
Aerospace - 2.8%
BE Aerospace, Inc. 8.5% 7/1/18	2,795,000	2,529,475
Bombardier, Inc.:
6.75% 5/1/12 (c)	1,125,000	1,029,375
7.45% 5/1/34 (c)	520,000	379,600
8% 11/15/14 (c)	355,000	310,625
L-3 Communications Corp.:
5.875% 1/15/15	95,000	86,925
6.125% 7/15/13	2,130,000	2,044,800
6.125% 1/15/14	1,500,000	1,425,000
6.375% 10/15/15	100,000	94,750
7.625% 6/15/12	1,720,000	1,732,900
		9,633,450
Air Transportation - 1.7%
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	640,000	448,000
6.977% 11/23/22	32,878	16,768
7.024% 4/15/11	1,000,000	970,000
7.324% 4/15/11	80,000	77,200
8.608% 10/1/12	2,020,000	1,464,500
Continental Airlines, Inc. pass-thru trust certificates:
6.903% 4/19/22	125,000	70,000
7.566% 9/15/21	46,779	33,213
7.73% 9/15/12	11,300	8,814
7.875% 7/2/18	133,108	74,540
8.388% 5/1/22	23,554	15,075
9.558% 9/1/19	64,712	36,239
9.798% 4/1/21	317,356	168,199
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Air Transportation - continued
Delta Air Lines, Inc. pass-thru trust certificates:
7.57% 11/18/10	$ 820,000	$ 762,600
8.021% 8/10/22	776,361	450,289
8.954% 8/10/14	2,040,450	1,326,293
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	65,000	38,025
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	142,342	74,018
		6,033,773
Automotive - 0.0%
The Goodyear Tire & Rubber Co. 9% 7/1/15	170,000	153,000
Building Materials - 0.9%
Belden, Inc. 7% 3/15/17	1,175,000	998,750
Owens Corning 6.5% 12/1/16	2,652,000	2,060,259
		3,059,009
Cable TV - 7.1%
CSC Holdings, Inc.:
6.75% 4/15/12	3,800,000	3,714,500
8.5% 4/15/14 (c)	285,000	289,275
8.5% 6/15/15 (c)	975,000	987,188
8.625% 2/15/19 (c)	1,850,000	1,863,875
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
6.375% 6/15/15	1,550,000	1,484,125
7.625% 5/15/16	1,520,000	1,501,000
8.375% 3/15/13	230,000	234,025
EchoStar Communications Corp.:
6.375% 10/1/11	5,780,000	5,606,590
7% 10/1/13	2,745,000	2,587,163
7.125% 2/1/16	650,000	599,625
7.75% 5/31/15	2,620,000	2,475,900
Time Warner Cable, Inc. 7.5% 4/1/14	1,200,000	1,289,044
Videotron Ltd.:
9.125% 4/15/18 (c)	505,000	525,200
9.125% 4/15/18	1,315,000	1,367,600
		24,525,110
Capital Goods - 1.9%
Case Corp. 7.25% 1/15/16	2,545,000	2,169,613
Leucadia National Corp.:
7% 8/15/13	655,000	582,950
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Capital Goods - continued
Leucadia National Corp.: - continued
7.125% 3/15/17	$ 1,095,000	$ 810,300
SPX Corp. 7.625% 12/15/14	565,000	555,113
Terex Corp. 8% 11/15/17	3,035,000	2,481,113
		6,599,089
Chemicals - 1.8%
Airgas, Inc. 7.125% 10/1/18 (c)	415,000	402,550
Chemtura Corp. 6.875% 6/1/16 (b)	260,000	124,800
Huntsman LLC 11.5% 7/15/12	2,400,000	2,208,000
Nalco Co. 7.75% 11/15/11	1,000,000	997,500
NOVA Chemicals Corp.:
5.72% 11/15/13 (d)	831,000	629,483
6.5% 1/15/12	870,000	778,650
Westlake Chemical Corp. 6.625% 1/15/16	1,590,000	1,224,300
		6,365,283
Containers - 1.4%
Greif, Inc. 6.75% 2/1/17	4,805,000	4,468,650
Owens-Brockway Glass Container, Inc. 8.25% 5/15/13	200,000	203,500
		4,672,150
Diversified Financial Services - 0.8%
NiSource Finance Corp.:
5.25% 9/15/17	1,360,000	1,084,100
5.45% 9/15/20	1,000,000	773,112
Sprint Capital Corp. 8.75% 3/15/32	45,000	34,200
Whirlpool Corp. 8.6% 5/1/14	825,000	845,328
		2,736,740
Diversified Media - 1.4%
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	490,000	379,750
7.25% 8/15/11	2,575,000	2,369,000
Lamar Media Corp. 9.75% 4/1/14 (c)	2,085,000	2,111,063
		4,859,813
Electric Utilities - 4.4%
AES Corp.:
7.75% 3/1/14	1,290,000	1,206,150
7.75% 10/15/15	300,000	274,500
8% 10/15/17	1,945,000	1,769,950
9.75% 4/15/16 (c)	505,000	499,950
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
Aquila, Inc. 11.875% 7/1/12 (d)	$ 20,000	$ 20,600
CMS Energy Corp. 6.3% 2/1/12	1,300,000	1,254,500
Edison Mission Energy:
7% 5/15/17	905,000	683,275
7.2% 5/15/19	1,490,000	1,080,250
7.625% 5/15/27	1,260,000	790,650
Intergen NV 9% 6/30/17 (c)	1,195,000	1,135,250
IPALCO Enterprises, Inc. 7.25% 4/1/16 (c)	805,000	756,700
NiSource Finance Corp. 10.75% 3/15/16	515,000	551,102
NSG Holdings II, LLC 7.75% 12/15/25 (c)	1,690,000	1,318,200
Orion Power Holdings, Inc. 12% 5/1/10	230,000	240,350
Reliant Energy, Inc. 6.75% 12/15/14	3,060,000	2,968,200
Sierra Pacific Resources 6.75% 8/15/17	689,000	619,225
Tenaska Alabama Partners LP 7% 6/30/21 (c)	52,591	43,651
		15,212,503
Energy - 8.9%
Chesapeake Energy Corp.:
6.5% 8/15/17	1,465,000	1,259,900
6.875% 1/15/16	270,000	240,300
7.25% 12/15/18	155,000	136,400
7.5% 9/15/13	725,000	683,313
7.5% 6/15/14	1,150,000	1,086,750
7.625% 7/15/13	2,760,000	2,622,000
9.5% 2/15/15	2,845,000	2,880,563
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	160,000	133,600
7.75% 5/15/17	215,000	172,000
Denbury Resources, Inc. 9.75% 3/1/16	1,825,000	1,843,250
El Paso Corp.:
6.875% 6/15/14	70,000	67,200
6.95% 6/1/28	250,000	170,000
7% 6/15/17	900,000	808,593
8.25% 2/15/16	165,000	161,288
El Paso Energy Corp. 7.75% 1/15/32	195,000	145,563
El Paso Performance-Linked Trust 7.75% 7/15/11 (c)	505,000	489,850
Energy Transfer Partners LP 8.5% 4/15/14	355,000	383,177
Forest Oil Corp.:
7.75% 5/1/14	1,000,000	917,500
8.5% 2/15/14 (c)	495,000	475,200
Frontier Oil Corp. 8.5% 9/15/16	765,000	757,350
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Energy - continued
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	$ 1,335,000	$ 1,298,288
Newfield Exploration Co. 7.125% 5/15/18	1,380,000	1,252,350
Pan American Energy LLC 7.75% 2/9/12 (c)	465,000	416,175
Pioneer Natural Resources Co. 6.65% 3/15/17	1,065,000	921,225
Plains Exploration & Production Co.:
7% 3/15/17	890,000	765,400
7.625% 6/1/18	1,960,000	1,700,300
7.75% 6/15/15	2,425,000	2,218,875
10% 3/1/16	1,045,000	1,021,488
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	980,000	913,850
7.375% 7/15/13	1,000,000	970,000
7.5% 5/15/16	200,000	194,000
Southwestern Energy Co. 7.5% 2/1/18 (c)	930,000	909,075
Tennessee Gas Pipeline Co. 8% 2/1/16 (c)	440,000	444,400
Williams Companies, Inc. 8.75% 1/15/20 (c)	2,000,000	2,055,000
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	225,000	204,750
		30,718,973
Entertainment/Film - 0.1%
AMC Entertainment, Inc. 8.625% 8/15/12	460,000	457,700
Environmental - 1.1%
Allied Waste North America, Inc.:
6.875% 6/1/17	2,315,000	2,245,550
7.125% 5/15/16	505,000	494,900
7.25% 3/15/15	160,000	156,800
Browning-Ferris Industries, Inc. 7.4% 9/15/35	255,000	232,050
Waste Management, Inc. 6.375% 3/11/15	505,000	505,706
		3,635,006
Food and Drug Retail - 2.6%
Albertsons, Inc.:
7.5% 2/15/11	345,000	341,550
7.75% 6/15/26	50,000	42,500
8% 5/1/31	325,000	274,625
Federated Retail Holdings, Inc. 5.9% 12/1/16	2,000,000	1,659,682
Macy's Retail Holdings, Inc. 7.875% 7/15/15	1,555,000	1,462,992
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food and Drug Retail - continued
SUPERVALU, Inc.:
7.5% 5/15/12	$ 3,550,000	$ 3,501,188
8% 5/1/16	1,655,000	1,605,350
		8,887,887
Food/Beverage/Tobacco - 1.9%
Constellation Brands, Inc.:
7.25% 9/1/16	915,000	882,975
7.25% 5/15/17	640,000	614,400
8.375% 12/15/14	1,670,000	1,682,525
Tyson Foods, Inc. 10.5% 3/1/14 (c)	3,230,000	3,375,350
		6,555,250
Gaming - 2.4%
Chukchansi Economic Development Authority:
6.095% 11/15/12 (c)(d)	40,000	17,000
8% 11/15/13 (c)	70,000	29,750
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (c)	460,000	98,900
MGM Mirage, Inc.:
6.75% 9/1/12	100,000	58,000
6.75% 4/1/13	145,000	82,650
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	1,425,000	1,097,250
6.375% 7/15/09	435,000	417,600
7.125% 8/15/14	395,000	185,650
Scientific Games Corp.:
6.25% 12/15/12	1,885,000	1,724,775
7.875% 6/15/16 (c)	485,000	443,775
Seminole Hard Rock Entertainment, Inc. 3.82% 3/15/14 (c)(d)	5,000	3,300
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	200,000	141,000
7.25% 5/1/12	685,000	482,925
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	2,195,000	1,821,850
6.625% 12/1/14	1,775,000	1,508,750
		8,113,175
Healthcare - 6.0%
Boston Scientific Corp. 6.4% 6/15/16	1,285,000	1,228,781
FMC Finance III SA 6.875% 7/15/17	455,000	443,625
Fresenius US Finance II, Inc. 9% 7/15/15 (c)	725,000	766,688
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Healthcare - continued
HCA, Inc.:
8.5% 4/15/19 (c)	$ 4,510,000	$ 4,532,550
9.125% 11/15/14	3,760,000	3,722,400
9.25% 11/15/16	1,245,000	1,226,325
9.875% 2/15/17 (c)	140,000	141,050
10.375% 11/15/16 pay-in-kind (d)	3,115,000	2,762,605
Omega Healthcare Investors, Inc.:
7% 4/1/14	2,075,000	1,934,938
7% 1/15/16	755,000	698,375
Service Corp. International:
6.75% 4/1/15	500,000	458,750
7.5% 4/1/27	280,000	216,300
Ventas Realty LP:
6.5% 6/1/16	710,000	635,450
6.5% 6/1/16	160,000	142,400
6.625% 10/15/14	1,900,000	1,805,000
		20,715,237
Homebuilding/Real Estate - 5.3%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	3,395,000	2,851,800
8.125% 6/1/12	5,845,000	5,202,050
D.R. Horton, Inc.:
6% 4/15/11	2,000,000	1,905,000
6.5% 4/15/16	220,000	185,900
6.875% 5/1/13	1,000,000	920,000
KB Home:
5.875% 1/15/15	255,000	221,850
6.25% 6/15/15	2,435,000	2,081,925
6.375% 8/15/11	690,000	658,950
Lennar Corp. 12.25% 6/1/17 (c)	1,820,000	1,870,050
Pulte Homes, Inc.:
5.25% 1/15/14	1,280,000	1,100,800
8.125% 3/1/11	450,000	445,500
Ryland Group, Inc. 8.4% 5/15/17	720,000	705,643
		18,149,468
Hotels - 2.9%
Host Hotels & Resorts LP 6.875% 11/1/14	135,000	122,850
Host Marriott LP 7.125% 11/1/13	4,765,000	4,479,100
ITT Corp. 7.375% 11/15/15	620,000	503,750
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Hotels - continued
Starwood Hotels & Resorts Worldwide, Inc.:
6.25% 2/15/13	$ 2,055,000	$ 1,890,600
7.875% 5/1/12	2,220,000	2,064,600
7.875% 10/15/14	1,020,000	982,107
		10,043,007
Leisure - 1.3%
Royal Caribbean Cruises Ltd.:
6.875% 12/1/13	500,000	370,000
7.25% 3/15/18	80,000	50,800
8% 5/15/10	615,000	602,700
8.75% 2/2/11	500,000	460,000
yankee:
7% 6/15/13	2,800,000	2,170,000
7.25% 6/15/16	645,000	428,925
7.5% 10/15/27	540,000	324,000
		4,406,425
Metals/Mining - 4.7%
Drummond Co., Inc. 7.375% 2/15/16 (c)	2,165,000	1,580,450
Freeport-McMoRan Copper & Gold, Inc.:
4.995% 4/1/15 (d)	4,480,000	3,920,000
8.25% 4/1/15	3,735,000	3,678,975
8.375% 4/1/17	4,415,000	4,315,663
Massey Energy Co. 6.875% 12/15/13	1,700,000	1,449,250
Peabody Energy Corp.:
6.875% 3/15/13	1,000,000	980,000
7.375% 11/1/16	195,000	194,025
Vedanta Resources PLC 6.625% 2/22/10 (c)	230,000	225,975
		16,344,338
Paper - 4.7%
Cascades, Inc. 7.25% 2/15/13	2,190,000	1,730,100
Domtar Corp.:
5.375% 12/1/13	930,000	711,450
7.125% 8/15/15	350,000	271,250
7.875% 10/15/11	1,785,000	1,597,575
Georgia-Pacific Corp. 7% 1/15/15 (c)	5,540,000	5,249,150
Georgia-Pacific LLC 8.25% 5/1/16 (c)	650,000	651,625
International Paper Co. 7.4% 6/15/14	2,695,000	2,431,949
Rock-Tenn Co. 9.25% 3/15/16	1,555,000	1,570,550
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Paper - continued
Temple-Inland, Inc.:
6.625% 1/15/16	$ 1,515,000	$ 1,302,900
6.875% 1/15/18	790,000	663,600
		16,180,149
Publishing/Printing - 0.0%
Scholastic Corp. 5% 4/15/13	165,000	132,000
Railroad - 0.1%
Kansas City Southern de Mexico, SA de CV 7.625% 12/1/13	500,000	411,250
Services - 1.1%
Corrections Corp. of America 6.25% 3/15/13	1,410,000	1,357,125
FTI Consulting, Inc.:
7.625% 6/15/13	1,835,000	1,862,525
7.75% 10/1/16	701,000	711,515
		3,931,165
Shipping - 0.5%
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	1,600,000	1,320,000
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	70,000	44,450
8.75% 12/1/13	20,000	17,600
Teekay Corp. 8.875% 7/15/11	455,000	443,625
		1,825,675
Specialty Retailing - 0.2%
Staples, Inc.:
7.75% 4/1/11	526,000	550,836
9.75% 1/15/14	240,000	263,369
		814,205
Steels - 1.5%
Steel Dynamics, Inc.:
6.75% 4/1/15	4,420,000	3,491,800
7.375% 11/1/12	1,685,000	1,465,950
7.75% 4/15/16 (c)	65,000	52,000
		5,009,750
Super Retail - 0.1%
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	440,000	446,600
Technology - 3.4%
Avago Technologies Finance Ltd. 10.125% 12/1/13	195,000	187,200
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Technology - continued
Flextronics International Ltd.:
6.25% 11/15/14	$ 1,550,000	$ 1,395,000
6.5% 5/15/13	985,000	925,900
Jabil Circuit, Inc. 8.25% 3/15/18	1,125,000	928,125
Lucent Technologies, Inc.:
6.45% 3/15/29	448,000	221,760
6.5% 1/15/28	5,000	2,475
Seagate Technology HDD Holdings:
6.375% 10/1/11	220,000	202,400
6.8% 10/1/16	440,000	316,800
Seagate Technology International 10% 5/1/14 (c)	2,740,000	2,740,000
Xerox Capital Trust I 8% 2/1/27	2,955,000	2,065,811
Xerox Corp.:
5.5% 5/15/12	700,000	665,014
7.625% 6/15/13	2,085,000	1,959,900
		11,610,385
Telecommunications - 14.0%
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75% 5/1/17 (c)	840,000	844,200
Cincinnati Bell, Inc. 7.25% 7/15/13	3,950,000	3,871,000
Citizens Communications Co.:
6.25% 1/15/13	210,000	196,350
9% 8/15/31	4,300,000	3,418,500
DigitalGlobe, Inc. 10.5% 5/1/14 (c)	495,000	499,950
Embarq Corp.:
6.738% 6/1/13	230,000	221,950
7.082% 6/1/16	1,285,000	1,233,600
Frontier Communications Corp. 8.25% 5/1/14	2,785,000	2,743,225
Intelsat Jackson Holdings Ltd. 9.5% 6/15/16 (c)	2,730,000	2,668,575
Intelsat Subsidiary Holding Co. Ltd.:
8.5% 1/15/13 (c)	2,500,000	2,450,000
8.875% 1/15/15 (c)	1,010,000	987,275
8.875% 1/15/15 (c)	90,000	88,425
Mobile Telesystems Finance SA 8% 1/28/12 (c)	421,000	399,950
Nextel Communications, Inc.:
5.95% 3/15/14	810,000	571,050
6.875% 10/31/13	5,355,000	4,109,963
7.375% 8/1/15	325,000	231,969
Qwest Capital Funding, Inc. 7.25% 2/15/11	235,000	230,300
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Qwest Communications International, Inc.:
7.5% 2/15/14	$ 560,000	$ 519,400
7.5% 2/15/14	285,000	264,338
Qwest Corp.:
4.57% 6/15/13 (d)	810,000	733,050
6.5% 6/1/17	1,165,000	1,036,850
7.5% 10/1/14	600,000	571,500
7.625% 6/15/15	1,056,000	1,000,560
8.375% 5/1/16 (c)	4,100,000	4,079,500
8.875% 3/15/12	4,500,000	4,567,500
Sprint Capital Corp.:
6.875% 11/15/28	1,155,000	779,625
7.625% 1/30/11	3,410,000	3,286,388
8.375% 3/15/12	2,155,000	2,066,106
Sprint Nextel Corp. 6% 12/1/16	2,580,000	2,141,400
U.S. West Communications:
6.875% 9/15/33	430,000	304,225
7.5% 6/15/23	925,000	712,250
Valor Telecommunications Enterprises LLC/Valor Finance Corp. 7.75% 2/15/15	1,500,000	1,477,500
Wind Acquisition Finance SA 10.75% 12/1/15 (c)	90,000	91,800
		48,398,274
TOTAL NONCONVERTIBLE BONDS		300,635,839
TOTAL CORPORATE BONDS (Cost $294,468,448)		304,871,403
Floating Rate Loans - 6.7%

Aerospace - 0.0%
Sequa Corp. term loan 3.7391% 12/3/14 (d)	15,000	9,750
Air Transportation - 0.3%
Northwest Airlines, Inc. term loan 2.46% 12/31/10 (d)	1,210,000	1,119,250
Automotive - 0.5%
Federal-Mogul Corp.:
Tranche B, term loan 2.4295% 12/27/14 (d)	128,337	70,906
Floating Rate Loans - continued
	Principal Amount	Value
Automotive - continued
Federal-Mogul Corp.: - continued
Tranche C, term loan 2.3889% 12/27/15 (d)	$ 99,358	$ 54,647
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 2.19% 4/30/14 (d)	1,900,000	1,586,500
		1,712,053
Cable TV - 0.2%
CSC Holdings, Inc. Tranche B, term loan 2.1981% 3/31/13 (d)	556,879	515,114
Insight Midwest Holdings LLC Tranche B, term loan 2.5% 4/6/14 (d)	159,750	146,171
		661,285
Electric Utilities - 0.9%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.4375% 3/30/12 (d)	55,300	37,881
term loan 4.22% 3/30/14 (d)	411,249	281,705
NRG Energy, Inc.:
term loan 2.72% 2/1/13 (d)	49,347	45,892
Credit-Linked Deposit 2.62% 2/1/13 (d)	26,333	24,490
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 3.9691% 10/10/14 (d)	997,468	680,772
Tranche B3, term loan 3.969% 10/10/14 (d)	2,818,517	1,930,684
		3,001,424
Entertainment/Film - 0.7%
AMC Entertainment, Inc. term loan 1.9375% 1/26/13 (d)	24,936	22,941
Zuffa LLC term loan 2.5% 6/19/15 (d)	2,913,808	2,360,184
		2,383,125
Healthcare - 1.3%
Community Health Systems, Inc.:
term loan 3.4536% 7/25/14 (d)	3,066,665	2,759,999
Tranche DD, term loan 2.6775% 7/25/14 (d)	156,453	140,808
HCA, Inc. Tranche B, term loan 3.47% 11/17/13 (d)	1,179,068	1,067,057
PTS Acquisition Corp. term loan 2.6775% 4/10/14 (d)	425,407	310,547
		4,278,411
Paper - 0.3%
Georgia-Pacific Corp. Tranche B1, term loan 3.2364% 12/20/12 (d)	1,169,230	1,093,230
Publishing/Printing - 0.4%
Newsday LLC term loan 9.75% 8/1/13	1,420,000	1,377,400
Floating Rate Loans - continued
	Principal Amount	Value
Services - 0.5%
ARAMARK Corp.:
Credit-Linked Deposit 2.3356% 1/26/14 (d)	$ 22,699	$ 20,543
term loan 3.095% 1/26/14 (d)	357,301	323,357
Hertz Corp.:
Credit-Linked Deposit 2.9769% 12/21/12 (d)	290,493	230,942
Tranche B, term loan 2.2151% 12/21/12 (d)	1,592,636	1,266,145
		1,840,987
Technology - 1.4%
Flextronics International Ltd.:
Tranche B-A, term loan 3.1251% 10/1/14 (d)	872,691	698,152
Tranche B-A1, term loan 3.3813% 10/1/14 (d)	243,644	194,915
Tranche B-B, term loan 3.4575% 10/1/12 (d)	2,832,810	2,549,529
Kronos, Inc. Tranche 1LN, term loan 3.47% 6/11/14 (d)	615,353	436,900
SunGard Data Systems, Inc. term loan 2.6701% 2/28/14 (d)	1,156,635	1,040,971
		4,920,467
Telecommunications - 0.2%
Intelsat Jackson Holdings Ltd. term loan 3.5006% 2/1/14 (d)	630,000	504,000
Intelsat Ltd. Tranche B, term loan 2.9894% 7/3/13 (d)	235,768	216,907
		720,907
Textiles & Apparel - 0.0%
Hanesbrands, Inc.:
term loan 4.8419% 3/5/14 (d)	20,000	17,800
Tranche B 1LN, term loan 5.8031% 9/5/13 (d)	52,318	51,010
		68,810
TOTAL FLOATING RATE LOANS (Cost $21,968,270)		23,187,099
Money Market Funds - 5.7%
	Shares
Fidelity Cash Central Fund, 0.53% (a) (Cost $19,570,636)	19,570,636	19,570,636
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $336,007,354)		347,629,138
NET OTHER ASSETS - (0.6)%		(2,137,671)
NET ASSETS - 100%		$ 345,491,467
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Non-income producing - Issuer is in default.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,769,385 or 15.0% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 103,683
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 347,629,138	$ 19,570,636	$ 328,058,502	$ -
Income Tax Information
At April 30, 2009, the fund had a capital loss carryforward of approximately $2,760,670 of which $105,097, $337,083 and $2,318,490 will expire on April 30, 2014, 2016 and 2017, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 2010 approximately $6,076,958 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2009

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $316,436,718)	$ 328,058,502
Fidelity Central Funds (cost $19,570,636)	19,570,636
Total Investments (cost $336,007,354)		$ 347,629,138
Receivable for investments sold		3,211,925
Receivable for fund shares sold		1,735,045
Interest receivable		6,474,774
Distributions receivable from Fidelity Central Funds		9,061
Prepaid expenses		430
Receivable from investment adviser for expense reductions		2,230
Other receivables		51
Total assets		359,062,654

Liabilities
Payable to custodian bank	$ 188,717
Payable for investments purchased	12,765,106
Payable for fund shares redeemed	87,254
Distributions payable	263,533
Accrued management fee	148,472
Other affiliated payables	44,836
Other payables and accrued expenses	73,269
Total liabilities		13,571,187

Net Assets		$ 345,491,467
Net Assets consist of:
Paid in capital		$ 341,220,909
Undistributed net investment income		1,698,887
Accumulated undistributed net realized gain (loss) on investments		(9,050,113)
Net unrealized appreciation (depreciation) on investments		11,621,784
Net Assets, for 42,195,184 shares outstanding		$ 345,491,467
Net Asset Value, offering price and redemption price per share ($345,491,467 ÷ 42,195,184 shares)		$ 8.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended April 30, 2009

Investment Income
Dividends		$ 6,889
Interest		10,557,140
Income from Fidelity Central Funds		103,683
Total income		10,667,712

Expenses
Management fee	$ 666,309
Transfer agent fees	204,966
Accounting fees and expenses	48,545
Custodian fees and expenses	9,080
Independent trustees' compensation	634
Registration fees	60,600
Audit	66,167
Legal	282
Miscellaneous	2,033
Total expenses before reductions	1,058,616
Expense reductions	(74,289)	984,327
Net investment income		9,683,385
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(8,208,391)
Change in net unrealized appreciation (depreciation) on investment securities		13,028,379
Net gain (loss)		4,819,988
Net increase (decrease) in net assets resulting from operations		$ 14,503,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 9,683,385	$ 3,636,216
Net realized gain (loss)	(8,208,391)	(865,663)
Change in net unrealized appreciation (depreciation)	13,028,379	(2,230,455)
Net increase (decrease) in net assets resulting from operations	14,503,373	540,098
Distributions to shareholders from net investment income	(7,943,890)	(3,602,314)
Share transactions Proceeds from sales of shares	321,914,122	34,170,355
Reinvestment of distributions	6,361,684	2,832,887
Cost of shares redeemed	(53,807,013)	(26,232,088)
Net increase (decrease) in net assets resulting from share transactions	274,468,793	10,771,154
Redemption fees	252,361	27,242
Total increase (decrease) in net assets	281,280,637	7,736,180

Net Assets
Beginning of period	64,210,830	56,474,650
End of period (including undistributed net investment income of $1,698,887 and undistributed net investment income of $91,123, respectively)	$ 345,491,467	$ 64,210,830
Other Information Shares
Sold	41,578,812	3,467,095
Issued in reinvestment of distributions	793,552	287,233
Redeemed	(6,747,821)	(2,655,955)
Net increase (decrease)	35,624,543	1,098,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,

2009

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 10.32	$ 9.96	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income D	.663	.637	.624	.564	.331
Net realized and unrealized gain (loss)	(1.683) G	(.560)	.350	.088	(.164)
Total from investment operations	(1.020)	.077	.974	.652	.167
Distributions from net investment income	(.577)	(.632)	(.616)	(.554)	(.314)
Redemption fees added to paid in capital D	.017	.005	.002	.002	.007
Net asset value, end of period	$ 8.19	$ 9.77	$ 10.32	$ 9.96	$ 9.86
Total Return B, C	(10.10)%	.92%	10.12%	6.75%	1.70%
Ratios to Average Net Assets E, I
Expenses before reductions	.91%	.97%	1.00%	1.08%	1.22% A
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85% A
Expenses net of all reductions	.85%	.85%	.85%	.85%	.84% A
Net investment income	8.36%	6.45%	6.19%	5.64%	5.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 345,491	$ 64,211	$ 56,475	$ 43,633	$ 37,689
Portfolio turnover rate F	44%	69%	71%	81%	134% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period September 8, 2004 (commencement of operations) to April 30, 2005.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of April 30, 2009 for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to market discount,capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 20,792,480
Unrealized depreciation	(7,881,269)
Net unrealized appreciation (depreciation)	12,911,211
Undistributed ordinary income	196,976
Capital loss carryforward	(2,760,670)

Cost for federal income tax purposes	$ 334,717,927

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 7,943,890	$ 3,602,314

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $309,988,180 and $50,274,332, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $425 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse the Fund to the extent annual operating expenses exceeded .85% of average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $73,418.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $871.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Focused High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Focused High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 16, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1977

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-
2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-
Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-
present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.41% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $4,423,395 of distributions paid during the period January 1, 2009 to April 30, 2009 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments
Japan Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

FFH-UANN-0609
1.801605.104

Fidelity®

High Income

Fund

Annual Report

April 30, 2009
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although there has been some encouraging news in the capital markets this spring, many economic uncertainties remain - including still-weak corporate earnings and sluggish consumer spending - which could call into question the sustainability and overall strength of the markets' recent forward momentum. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today,

more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Fund	-13.26%	2.37%	1.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 1999. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the year ending April 30, 2009, the Merrill Lynch® U.S. High Yield Master II Constrained Index declined 14.00%. During the second and third quarters of 2008, high-yield bonds weakened due to poor economic data, falling home prices, anemic consumer spending, rising bond defaults, an increase in credit-rating downgrades and a poor supply/demand dynamic in the high-yield market. From September through November, the credit markets remained largely frozen, as market sentiment deteriorated due to the deepening economic downturn, the financial sector's worsening woes and concerns about issuers' ability to access capital to continue operations or refinance debt. However, positive moves by the federal government breathed life back into the high-yield market in December, and the bonds attracted investors because they had fallen to very attractive valuations. A spate of new issuance in January indicated an improved backdrop, but February brought with it several high-profile bankruptcies, weak corporate earnings and initial dissatisfaction with the federal government's proposed stimulus plan. High-yield bonds rebounded in March and April, though, buoyed by greater confidence in the federal government's actual fiscal stimulus program. Aggressive purchases of U.S. government securities by the Federal Reserve Board further improved the tone of the credit markets.

Comments from Frederick Hoff, Portfolio Manager of Fidelity® High Income Fund: The fund returned -13.26% during the past year, outpacing the Merrill Lynch index. Being defensively positioned boosted performance in a declining market. I was significantly underweighted in bonds with credit ratings of CCC and lower - the riskiest tiers of the market - and also enjoyed good security selection in that segment, which added nicely to returns. My picks in cable television - especially Charter Communications - and food/beverage/tobacco bonds were helpful as well. Overall, my best performance came from the automotive industry, in which I was underweighted and further benefited from favorable security selection - specifically, being underweighted in automaker General Motors' debt. At the same time, I had only modest positions in GMAC and Ford Motor Credit, securities classified as banks/thrifts that performed well after the federal government made a significant capital infusion into GMAC. Being underweighted in both companies hampered results, and I no longer held GMAC at period end. Further detracting was weak security selection and an underweighting in homebuilding/real estate bonds. Of final note, the fund's cash weighting helped in a down market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2008 to April 30, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 to April 30, 2009
Actual	.80%	$ 1,000.00	$ 1,119.30	$ 4.20
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.83	$ 4.01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of April 30, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	3.1	3.0
Intelsat Jackson Holdings Ltd.	2.7	2.4
Chesapeake Energy Corp.	2.1	1.7
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.	1.7	1.4
CSC Holdings, Inc.	1.6	1.4
	11.2
Top Five Market Sectors as of April 30, 2009
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.0	9.4
Healthcare	10.2	9.5
Electric Utilities	8.3	9.4
Energy	7.2	7.1
Cable TV	6.1	5.7
Quality Diversification (% of fund's net assets)
As of April 30, 2009	As of October 31, 2008
AAA,AA,A 0.0%	AAA,AA,A 0.0%
BBB 2.7%	BBB 2.9%
BB 26.8%	BB 27.4%
B 43.0%	B 48.2%
CCC,CC,C 18.1%	CCC,CC,C 13.2%
D 2.7%	D 0.0%
Not Rated 1.0%	Not Rated 1.4%
Equities 0.1%	Equities 0.1%
Short-Term Investments and Net Other Assets 5.6%	Short-Term Investments and Net Other Assets 6.8%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of April 30, 2009 *		As of October 31, 2008 **
	Nonconvertible Bonds 77.3%		Nonconvertible Bonds 77.2%
	Convertible Bonds, Preferred Stocks 1.4%		Convertible Bonds, Preferred Stocks 0.8%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 15.6%		Floating Rate Loans 15.1%
	Short-Term Investments and Net Other Assets 5.6%		Short-Term Investments and Net Other Assets 6.8%
* Foreign investments	8.1%	** Foreign investments	9.1%

Annual Report

Investments April 30, 2009

Showing Percentage of Net Assets

Corporate Bonds - 78.7%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 1.4%
Building Materials - 0.1%
General Cable Corp.:
0.875% 11/15/13	$ 5,880	$ 4,593
1% 10/15/12	4,260	3,249
		7,842
Energy - 0.3%
Chesapeake Energy Corp. 2.75% 11/15/35	19,025	16,185
Entertainment/Film - 0.2%
Regal Entertainment Group 6.25% 3/15/11 (e)	10,000	9,290
Homebuilding/Real Estate - 0.5%
Ventas, Inc. 3.875% 11/15/11 (e)	26,860	25,784
Metals/Mining - 0.1%
Peabody Energy Corp. 4.75% 12/15/66	8,000	5,940
Technology - 0.1%
Advanced Micro Devices, Inc. 6% 5/1/15	10,843	4,419
Telecommunications - 0.1%
Leap Wireless International, Inc. 4.5% 7/15/14 (e)	4,440	3,664
Level 3 Communications, Inc. 6% 3/15/10	2,220	2,076
		5,740
TOTAL CONVERTIBLE BONDS		75,200
Nonconvertible Bonds - 77.3%
Aerospace - 0.7%
Bombardier, Inc.:
6.3% 5/1/14 (e)	11,195	9,404
8% 11/15/14 (e)	12,550	10,981
Sequa Corp. 11.75% 12/1/15 (e)	26,615	10,646
TransDigm, Inc. 7.75% 7/15/14	4,350	4,241
		35,272
Air Transportation - 0.4%
Delta Air Lines, Inc.:
7.9% 12/15/09 (a)	14,295	143
8.3% 12/15/29 (a)	7,735	77
10% 8/15/08 (a)	1,980	20
Northwest Airlines, Inc. pass-thru trust certificates:
6.841% 10/1/12	9,375	8,203
7.041% 10/1/23	9,345	5,981
7.691% 4/1/17	7,882	4,414
		18,838
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Automotive - 1.7%
Commercial Vehicle Group, Inc. 8% 7/1/13	$ 1,885	$ 471
Ford Motor Co. 7.45% 7/16/31	16,255	8,696
Ford Motor Credit Co. LLC:
6.57% 6/15/11 (f)	8,075	6,420
7.8% 6/1/12	7,945	6,118
8% 12/15/16	3,960	3,000
9.875% 8/10/11	19,780	17,308
General Motors Corp.:
8.25% 7/15/23	9,145	823
8.375% 7/15/33	6,520	554
Tenneco, Inc.:
8.125% 11/15/15	14,295	5,718
8.625% 11/15/14	17,515	5,167
10.25% 7/15/13	4,305	2,669
The Goodyear Tire & Rubber Co.:
6.3175% 12/1/09 (f)	10,515	10,410
8.625% 12/1/11	10,863	10,428
TRW Automotive, Inc. 7% 3/15/14 (e)	17,610	9,774
		87,556
Banks and Thrifts - 1.1%
GMAC LLC:
6.625% 5/15/12 (e)	6,600	5,148
6.75% 12/1/14 (e)	20,255	15,191
6.875% 9/15/11 (e)	14,706	12,353
6.875% 8/28/12 (e)	8,276	6,455
7% 2/1/12 (e)	7,251	5,728
7.5% 12/31/13 (e)	10,240	6,963
8% 11/1/31 (e)	8,272	5,625
		57,463
Broadcasting - 0.3%
LIN Television Corp. 6.5% 5/15/13	12,265	7,022
Nexstar Broadcasting, Inc.:
0.4479% 1/15/14 pay-in-kind (e)(f)	17,811	3,984
7% 1/15/14	5,899	1,770
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc. 11.375% 4/1/13	655	164
Umbrella Acquisition, Inc. 10.5% 3/15/15 pay-in-kind (e)(f)	8,865	1,253
		14,193
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Building Materials - 2.1%
Building Materials Corp. of America 7.75% 8/1/14	$ 11,955	$ 9,146
Coleman Cable, Inc. 9.875% 10/1/12	38,240	24,091
General Cable Corp.:
3.5825% 4/1/15 (f)	16,425	12,155
7.125% 4/1/17	16,255	13,979
Nortek, Inc.:
8.5% 9/1/14	20,490	4,508
10% 12/1/13	52,855	33,563
Owens Corning 6.5% 12/1/16	12,210	9,486
Texas Industries, Inc. 7.25% 7/15/13	4,700	3,819
		110,747
Cable TV - 4.4%
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp.:
11% 10/1/15 (c)	18,209	1,411
11% 10/1/15 (c)	1,910	143
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.:
Series B, 10.25% 9/15/10 (c)	5,895	5,394
10.25% 9/15/10 (c)	26,480	24,097
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8% 4/30/12 (e)	66,030	61,078
8.375% 4/30/14 (e)	12,860	11,606
10.875% 9/15/14 (e)	15,405	15,251
CSC Holdings, Inc.:
7.625% 4/1/11	28,475	28,475
8.5% 4/15/14 (e)	12,890	13,083
8.625% 2/15/19 (e)	9,355	9,425
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 6.375% 6/15/15	7,530	7,210
EchoStar Communications Corp.:
7% 10/1/13	20,785	19,590
7.125% 2/1/16	20,885	19,266
Kabel Deutschland GmbH 10.625% 7/1/14	6,965	7,104
Videotron Ltd. 6.875% 1/15/14	5,670	5,457
		228,590
Capital Goods - 1.2%
American Railcar Industries, Inc. 7.5% 3/1/14	2,490	1,942
Baldor Electric Co. 8.625% 2/15/17	17,280	15,293
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Capital Goods - continued
Chart Industries, Inc. 9.125% 10/15/15	$ 10,135	$ 8,108
Esco Corp. 8.625% 12/15/13 (e)	17,770	14,216
RBS Global, Inc. / Rexnord Corp. 9.5% 8/1/14	6,970	5,681
SPX Corp. 7.625% 12/15/14	14,410	14,158
Terex Corp. 8% 11/15/17	2,000	1,635
		61,033
Chemicals - 0.9%
Airgas, Inc. 7.125% 10/1/18 (e)	6,325	6,135
Georgia Gulf Corp. 9.5% 10/15/14	13,720	2,984
Momentive Performance Materials, Inc. 9.75% 12/1/14	39,660	13,683
NOVA Chemicals Corp. 6.5% 1/15/12	6,390	5,719
Phibro Animal Health Corp. 10% 8/1/13 (e)	5,420	4,553
PolyOne Corp. 8.875% 5/1/12	19,895	11,440
		44,514
Consumer Products - 1.4%
Jarden Corp. 7.5% 5/1/17	52,390	46,365
Riddell Bell Holdings, Inc. 8.375% 10/1/12	28,310	23,780
		70,145
Containers - 1.6%
Berry Plastics Corp. 5.8813% 2/15/15 (f)	61,985	50,208
Berry Plastics Holding Corp. 8.875% 9/15/14	5,145	3,602
BWAY Corp.:
10% 10/15/10	9,735	9,881
10% 4/15/14 (e)	8,990	8,451
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	5,330	5,223
8.25% 5/15/13	3,000	3,053
Owens-Illinois, Inc. 7.5% 5/15/10	4,210	4,336
		84,754
Diversified Financial Services - 0.4%
Sprint Capital Corp. 8.75% 3/15/32	25,170	19,129
Diversified Media - 1.1%
Liberty Media Corp. 5.7% 5/15/13	12,192	10,241
Nielsen Finance LLC/Nielsen Finance Co.:
10% 8/1/14	17,085	16,145
11.5% 5/1/16 (e)	21,670	20,587
11.625% 2/1/14 (e)	12,155	12,033
		59,006
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Electric Utilities - 6.5%
AES Corp.:
8% 10/15/17	$ 31,165	$ 28,360
8.75% 5/15/13 (e)	13,597	13,733
9.75% 4/15/16 (e)	8,265	8,182
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (e)	13,315	13,448
Aquila, Inc. 11.875% 7/1/12 (f)	4,405	4,537
Calpine Generating Co. LLC 0% 4/1/49 (c)(f)	50	0*
CMS Energy Corp.:
7.75% 8/1/10	22,460	22,348
8.5% 4/15/11	14,675	14,822
Dynegy Holdings, Inc. 7.75% 6/1/19	8,105	5,511
Edison Mission Energy 7.2% 5/15/19	42,585	30,874
Energy Future Holdings:
10.875% 11/1/17	22,805	15,393
12% 11/1/17 pay-in-kind (f)	4,470	2,010
Mirant Americas Generation LLC:
8.3% 5/1/11	27,050	26,915
9.125% 5/1/31	10,235	8,137
Mirant North America LLC 7.375% 12/31/13	5,510	5,207
NiSource Finance Corp. 10.75% 3/15/16	9,206	9,851
NRG Energy, Inc.:
7.25% 2/1/14	30,460	29,242
7.375% 2/1/16	15,635	14,931
NSG Holdings II, LLC 7.75% 12/15/25 (e)	17,260	13,463
Reliant Energy, Inc.:
6.75% 12/15/14	6,270	6,082
7.875% 6/15/17	23,080	21,003
Sierra Pacific Resources 6.75% 8/15/17	4,320	3,883
TECO Energy, Inc. 3.17% 5/1/10 (f)	7,370	7,029
Tenaska Alabama Partners LP 7% 6/30/21 (e)	3,835	3,183
Texas Competitive Electric Holdings Co. LLC:
10.25% 11/1/15	50,755	27,408
10.25% 11/1/15	5,790	3,127
		338,679
Energy - 6.7%
Atlas Pipeline Partners LP 8.125% 12/15/15	3,980	2,388
Chesapeake Energy Corp.:
6.5% 8/15/17	30,640	26,350
6.625% 1/15/16	12,505	11,129
6.875% 1/15/16	2,980	2,652
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Chesapeake Energy Corp.: - continued
7% 8/15/14	$ 5,960	$ 5,483
7.5% 9/15/13	4,000	3,770
7.5% 6/15/14	7,430	7,021
7.625% 7/15/13	15,310	14,545
9.5% 2/15/15	27,600	27,945
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	1,300	1,086
7.75% 5/15/17	2,750	2,200
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (e)	6,385	2,777
Denbury Resources, Inc. 9.75% 3/1/16	4,365	4,409
El Paso Corp. 8.25% 2/15/16	5,070	4,956
El Paso Performance-Linked Trust 7.75% 7/15/11 (e)	20,000	19,400
Forest Oil Corp.:
7.25% 6/15/19	36,810	30,552
7.25% 6/15/19 (e)	2,160	1,760
8.5% 2/15/14 (e)	5,000	4,800
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	11,200	7,560
OPTI Canada, Inc. 8.25% 12/15/14	25,165	13,904
Petrohawk Energy Corp.:
9.125% 7/15/13	22,870	22,413
10.5% 8/1/14 (e)	5,000	5,050
Pioneer Natural Resources Co. 6.65% 3/15/17	5,670	4,905
Plains Exploration & Production Co.:
7% 3/15/17	39,740	34,176
7.625% 6/1/18	3,510	3,045
10% 3/1/16	17,525	17,131
Pride International, Inc. 7.375% 7/15/14	3,650	3,577
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	3,655	3,408
7.375% 7/15/13	16,370	15,879
SandRidge Energy, Inc.:
0% 4/1/15 pay-in-kind (f)	12,345	10,185
4.8325% 4/1/14 (f)	2,310	1,779
Southwestern Energy Co. 7.5% 2/1/18 (e)	6,980	6,823
Swift Energy Co. 7.125% 6/1/17	10,485	5,976
Tennessee Gas Pipeline Co. 8% 2/1/16 (e)	2,985	3,015
Tesoro Corp. 6.25% 11/1/12	4,400	4,004
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Energy - continued
Williams Companies, Inc. 6.375% 10/1/10 (e)	$ 4,860	$ 4,836
Williams Partners LP/Williams Partners Finance Corp. 7.25% 2/1/17	10,760	9,792
		350,681
Environmental - 0.7%
Allied Waste North America, Inc.:
5.75% 2/15/11	8,475	8,496
6.875% 6/1/17	9,500	9,215
7.125% 5/15/16	20,930	20,511
		38,222
Food and Drug Retail - 1.8%
Federated Retail Holdings, Inc. 5.35% 3/15/12	12,635	11,531
Macy's Retail Holdings, Inc. 7.875% 7/15/15	17,735	16,686
Rite Aid Corp.:
6.875% 8/15/13	5,838	2,569
7.5% 3/1/17	15,025	11,043
9.375% 12/15/15	8,330	4,373
9.5% 6/15/17	8,775	4,607
10.375% 7/15/16	4,400	3,696
Stater Brothers Holdings, Inc. 7.75% 4/15/15	9,750	9,482
SUPERVALU, Inc.:
7.5% 11/15/14	8,675	8,415
8% 5/1/16	21,095	20,462
		92,864
Food/Beverage/Tobacco - 2.4%
Constellation Brands, Inc.:
7.25% 5/15/17	33,860	32,506
8.375% 12/15/14	41,625	41,937
Dean Foods Co.:
6.9% 10/15/17	8,196	7,786
7% 6/1/16	24,555	23,941
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	9,630	9,534
Smithfield Foods, Inc. 7.75% 7/1/17	16,645	10,736
		126,440
Gaming - 1.6%
MGM Mirage, Inc.:
5.875% 2/27/14	28,455	15,935
6.625% 7/15/15	13,810	7,699
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Gaming - continued
MGM Mirage, Inc.: - continued
6.75% 9/1/12	$ 9,860	$ 5,719
7.5% 6/1/16	6,440	3,574
13% 11/15/13 (e)	31,150	28,814
Mohegan Tribal Gaming Authority:
6.875% 2/15/15	4,470	2,246
7.125% 8/15/14	4,065	1,911
San Pasqual Casino Development Group, Inc. 8% 9/15/13 (e)	6,540	5,232
Shingle Springs Tribal Gaming Authority 9.375% 6/15/15 (e)	2,490	1,245
Station Casinos, Inc.:
6% 4/1/12 (c)	20,100	7,035
7.75% 8/15/16 (c)	17,415	6,008
		85,418
Healthcare - 8.1%
AMR HoldCo, Inc./EmCare HoldCo, Inc. 10% 2/15/15	5,430	5,539
Bio-Rad Laboratories, Inc. 6.125% 12/15/14	5,000	4,650
Biomet, Inc.:
10% 10/15/17	8,110	8,414
10.375% 10/15/17 pay-in-kind (f)	37,300	35,622
Carriage Services, Inc. 7.875% 1/15/15	5,170	4,188
Community Health Systems, Inc. 8.875% 7/15/15	32,875	32,793
DaVita, Inc.:
6.625% 3/15/13	5,380	5,259
7.25% 3/15/15	7,395	7,229
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11	4,260	3,770
HCA, Inc.:
5.75% 3/15/14	6,895	5,447
7.5% 11/6/33	4,775	2,579
8.5% 4/15/19 (e)	17,355	17,442
9.125% 11/15/14	9,475	9,380
9.25% 11/15/16	56,820	55,968
9.875% 2/15/17 (e)	3,130	3,153
10.375% 11/15/16 pay-in-kind (f)	29,460	26,127
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	10,930	10,739
Omega Healthcare Investors, Inc. 7% 1/15/16	8,000	7,400
Senior Housing Properties Trust 7.875% 4/15/15	2,268	1,985
Service Corp. International 7.375% 10/1/14	8,775	8,336
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Healthcare - continued
Skilled Healthcare Group, Inc. 11% 1/15/14	$ 4,900	$ 5,096
Team Finance LLC/Health Finance Corp. 11.25% 12/1/13	8,300	7,221
Tenet Healthcare Corp.:
9.25% 2/1/15	22,805	21,209
9.875% 7/1/14	38,670	35,963
US Oncology Holdings, Inc. 7.6538% 3/15/12 pay-in-kind (f)	16,943	9,912
Ventas Realty LP:
6.5% 6/1/16	15,840	14,177
6.5% 6/1/16	2,560	2,278
6.625% 10/15/14	10,865	10,322
6.75% 6/1/10	4,810	4,774
6.75% 4/1/17	10,140	9,126
7.125% 6/1/15	1,385	1,288
VWR Funding, Inc. 10.25% 7/15/15 pay-in-kind	61,445	44,240
		421,626
Homebuilding/Real Estate - 1.4%
American Real Estate Partners/American Real Estate Finance Corp. 7.125% 2/15/13	8,280	6,955
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	5,000	1,500
KB Home 5.875% 1/15/15	4,575	3,980
Realogy Corp. 10.5% 4/15/14	43,890	15,362
Rouse Co.:
5.375% 11/26/13 (c)	20,680	10,495
7.2% 9/15/12 (c)	9,570	4,857
Rouse Co. LP/TRC, Inc. 6.75% 5/1/13 (c)(e)	59,435	30,163
		73,312
Hotels - 0.8%
Host Hotels & Resorts LP 6.875% 11/1/14	19,730	17,954
Host Marriott LP:
6.375% 3/15/15	5,515	4,826
7.125% 11/1/13	7,590	7,135
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 10/15/14	12,655	12,185
		42,100
Leisure - 0.3%
Six Flags Operations, Inc. 12.25% 7/15/16 (e)	7,200	5,040
Six Flags, Inc. 9.625% 6/1/14	8,333	1,208
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Leisure - continued
Universal City Florida Holding Co. I/II 5.92% 5/1/10 (f)	$ 2,640	$ 1,690
Vail Resorts, Inc. 6.75% 2/15/14	5,620	5,184
		13,122
Metals/Mining - 3.6%
Drummond Co., Inc. 7.375% 2/15/16 (e)	9,355	6,829
FMG Finance Property Ltd.:
10% 9/1/13 (e)	6,300	5,355
10.625% 9/1/16 (e)	35,415	30,368
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	5,270	4,862
Freeport-McMoRan Copper & Gold, Inc.:
4.995% 4/1/15 (f)	33,370	29,199
8.25% 4/1/15	14,760	14,539
8.375% 4/1/17	28,355	27,717
Massey Energy Co. 6.875% 12/15/13	23,355	19,910
Novelis, Inc. 7.25% 2/15/15	16,730	8,783
Peabody Energy Corp.:
6.875% 3/15/13	9,935	9,736
7.375% 11/1/16	29,250	29,104
		186,402
Paper - 2.5%
Domtar Corp.:
7.125% 8/15/15	5,785	4,483
7.875% 10/15/11	37,220	33,312
9.5% 8/1/16	1,745	1,387
Georgia-Pacific Corp.:
8.125% 5/15/11	2,585	2,585
8.875% 5/15/31	5,320	4,549
9.5% 12/1/11	22,713	23,110
Glatfelter 7.125% 5/1/16	4,440	3,907
Graphic Packaging International, Inc.:
8.5% 8/15/11	25,530	24,764
9.5% 8/15/13	2,430	2,138
International Paper Co. 7.4% 6/15/14	7,635	6,890
NewPage Corp. 10% 5/1/12	29,410	12,352
Rock-Tenn Co. 9.25% 3/15/16	3,950	3,990
Verso Paper Holdings LLC/Verso Paper, Inc. 9.125% 8/1/14	14,965	6,884
		130,351
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Publishing/Printing - 2.2%
Cadmus Communications Corp. 8.375% 6/15/14	$ 6,590	$ 4,086
Cenveo Corp.:
7.875% 12/1/13	25,669	15,915
10.5% 8/15/16 (e)	12,755	8,546
The Reader's Digest Association, Inc. 9% 2/15/17	17,150	343
TL Acquisitions, Inc.:
0% 7/15/15 (d)(e)	17,880	9,923
10.5% 1/15/15 (e)	74,940	51,334
Valassis Communications, Inc. 8.25% 3/1/15	45,955	25,390
		115,537
Railroad - 0.3%
Kansas City Southern de Mexico, SA de CV:
7.625% 12/1/13	4,780	3,932
12.5% 4/1/16 (e)	7,355	7,134
Kansas City Southern Railway Co. 8% 6/1/15	7,010	5,959
		17,025
Restaurants - 0.3%
Carrols Corp. 9% 1/15/13	17,725	16,396
Uno Restaurant Corp. 10% 2/15/11 (e)	4,030	1,572
		17,968
Services - 3.2%
Ahern Rentals, Inc. 9.25% 8/15/13	8,735	3,123
ARAMARK Corp.:
4.67% 2/1/15 (f)	47,460	37,968
8.5% 2/1/15	15,355	14,472
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
3.7375% 5/15/14 (f)	8,835	2,209
7.625% 5/15/14	4,380	1,183
7.75% 5/15/16	4,260	1,129
Corrections Corp. of America:
6.25% 3/15/13	17,650	16,988
6.75% 1/31/14	5,130	4,989
FTI Consulting, Inc.:
7.625% 6/15/13	2,000	2,030
7.75% 10/1/16	3,760	3,816
Hertz Corp. 8.875% 1/1/14	36,300	28,133
Iron Mountain, Inc.:
6.625% 1/1/16	12,455	11,895
8% 6/15/20	19,495	18,715
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Services - continued
Iron Mountain, Inc.: - continued
8.625% 4/1/13	$ 2,785	$ 2,795
Penhall International Corp. 12% 8/1/14 (e)	4,370	1,573
United Rentals North America, Inc.:
6.5% 2/15/12	4,435	3,858
7% 2/15/14	7,455	4,622
7.75% 11/15/13	7,265	4,686
		164,184
Shipping - 1.0%
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	10,530	8,687
Navios Maritime Holdings, Inc. 9.5% 12/15/14	5,210	3,204
Seabulk International, Inc. 9.5% 8/15/13	7,985	8,025
Ship Finance International Ltd. 8.5% 12/15/13	35,500	25,915
Teekay Corp. 8.875% 7/15/11	5,000	4,875
		50,706
Specialty Retailing - 2.2%
Asbury Automotive Group, Inc. 7.625% 3/15/17	34,445	20,667
Dollar General Corp.:
10.625% 7/15/15	9,860	10,254
11.875% 7/15/17 pay-in-kind (f)	4,340	4,470
Michaels Stores, Inc. 10% 11/1/14	20,570	12,033
Sally Holdings LLC 9.25% 11/15/14	55,585	55,585
United Auto Group, Inc. 7.75% 12/15/16	14,790	10,760
		113,769
Steels - 0.4%
Steel Dynamics, Inc. 7.375% 11/1/12	22,245	19,353
Super Retail - 1.1%
Asbury Automotive Group, Inc. 8% 3/15/14	43,400	26,040
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	14,650	14,870
Sonic Automotive, Inc. 8.625% 8/15/13	29,375	12,778
Toys 'R' US, Inc. 7.875% 4/15/13	5,655	3,365
		57,053
Technology - 2.6%
Avago Technologies Finance Ltd. 10.125% 12/1/13	17,160	16,474
First Data Corp. 9.875% 9/24/15	4,820	3,302
Freescale Semiconductor, Inc. 8.875% 12/15/14	10,610	3,554
Jabil Circuit, Inc. 8.25% 3/15/18	14,785	12,198
Lucent Technologies, Inc.:
6.45% 3/15/29	13,285	6,576
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Technology - continued
Lucent Technologies, Inc.: - continued
6.5% 1/15/28	$ 6,975	$ 3,453
Nortel Networks Corp.:
0% 7/15/11 (c)(f)	8,586	2,104
10.75% 7/15/16 (c)	12,445	3,298
NXP BV 10% 7/15/13 (e)	6,669	4,668
Seagate Technology International 10% 5/1/14 (e)	6,390	6,390
Serena Software, Inc. 10.375% 3/15/16	6,855	4,130
SunGard Data Systems, Inc.:
9.125% 8/15/13	31,885	29,334
10.625% 5/15/15 (e)	4,400	4,202
Xerox Capital Trust I 8% 2/1/27	51,480	35,989
		135,672
Telecommunications - 10.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75% 5/1/17 (e)	13,115	13,181
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	13,715	14,264
Centennial Communications Corp. 6.9575% 1/1/13 (f)	8,000	8,020
Cricket Communications, Inc.:
9.375% 11/1/14	32,975	32,645
10% 7/15/15 (e)	25,150	24,899
Crown Castle International Corp. 9% 1/15/15	13,295	13,561
Digicel Group Ltd.:
8.875% 1/15/15 (e)	16,715	12,118
9.125% 1/15/15 pay-in-kind (e)(f)	53,332	37,332
9.25% 9/1/12 (e)	2,610	2,466
Frontier Communications Corp. 8.25% 5/1/14	12,695	12,505
Intelsat Jackson Holdings Ltd. 9.5% 6/15/16 (e)	83,830	81,938
Intelsat Subsidiary Holding Co. Ltd. 8.875% 1/15/15 (e)	31,275	30,571
Level 3 Financing, Inc.:
8.75% 2/15/17	10,850	7,704
9.25% 11/1/14	5,550	4,447
12.25% 3/15/13	16,000	14,440
MetroPCS Wireless, Inc.:
9.25% 11/1/14	13,345	13,362
9.25% 11/1/14 (e)	14,880	14,843
Nextel Communications, Inc.:
6.875% 10/31/13	9,655	7,410
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Nextel Communications, Inc.: - continued
7.375% 8/1/15	$ 47,315	$ 33,771
Qwest Corp.:
4.57% 6/15/13 (f)	20,090	18,181
7.5% 10/1/14	10,605	10,101
7.875% 9/1/11	8,465	8,402
8.375% 5/1/16 (e)	12,635	12,572
8.875% 3/15/12	2,000	2,030
Sprint Capital Corp.:
6.9% 5/1/19	58,970	48,945
7.625% 1/30/11	9,400	9,059
Wind Acquisition Finance SA 10.75% 12/1/15 (e)	12,260	12,505
Windstream Corp.:
7% 3/15/19	9,490	8,921
8.125% 8/1/13	7,580	7,542
8.625% 8/1/16	8,675	8,632
		526,367
Textiles & Apparel - 0.2%
Hanesbrands, Inc. 5.6975% 12/15/14 (f)	3,535	2,722
Levi Strauss & Co.:
8.875% 4/1/16	6,125	5,359
9.75% 1/15/15	1,315	1,249
		9,330
TOTAL NONCONVERTIBLE BONDS		4,017,421
TOTAL CORPORATE BONDS (Cost $4,802,746)		4,092,621
Common Stocks - 0.1%
	Shares
Air Transportation - 0.0%
Delta Air Lines, Inc. (a)	232,095	1,432
Gaming - 0.1%
Las Vegas Sands Corp. unit	24,200	3,205
Telecommunications - 0.0%
Sprint Nextel Corp. (a)	227,548	992
Common Stocks - continued
	Shares	Value (000s)
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(g)	143,778	$ 834
TOTAL COMMON STOCKS (Cost $13,099)		6,463
Nonconvertible Preferred Stocks - 0.0%

Automotive - 0.0%
Cambridge Industries, Inc. (liquidation trust) (a) (Cost $0)	2,303,017	23
Floating Rate Loans - 15.6%
	Principal Amount (000s)
Aerospace - 0.3%
Sequa Corp. term loan 3.7391% 12/3/14 (f)	$ 25,369	16,490
Automotive - 0.7%
Ford Motor Co. term loan 3.6867% 12/15/13 (f)	21,677	13,765
General Motors Corp. term loan 8% 11/29/13 (f)	12,829	8,532
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 2.19% 4/30/14 (f)	8,505	7,102
TRW Automotive Holdings Corp. Tranche B1, term loan 2% 2/9/14 (f)	6,987	4,751
		34,150
Broadcasting - 0.7%
Univision Communications, Inc. Tranche 1LN, term loan 2.6775% 9/29/14 (f)	41,180	25,532
VNU, Inc. term loan 2.4694% 8/9/13 (f)	13,093	11,293
		36,825
Building Materials - 0.1%
Building Materials Corp. of America term loan 3.25% 2/22/14 (f)	7,787	6,074
Cable TV - 1.7%
Charter Communications Operating LLC Tranche B 1LN, term loan 5.3107% 3/6/14 (f)	66,320	56,703
CSC Holdings, Inc. Tranche B, term loan 2.1981% 3/31/13 (f)	36,267	33,547
		90,250
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Capital Goods - 0.3%
Dresser, Inc.:
Tranche 2LN, term loan 6.9875% 5/4/15 pay-in-kind (f)	$ 12,990	$ 7,145
Tranche B 1LN, term loan 3.4522% 5/4/14 (f)	7,000	6,020
		13,165
Chemicals - 0.4%
Georgia Gulf Corp. term loan 8.911% 10/3/13 (f)	19,105	12,036
Lyondell Chemical Co. term loan 9.1679% 12/15/09 (f)(h)	5,000	5,100
MacDermid, Inc. Tranche B, term loan 2.4275% 4/12/14 (f)	5,249	3,149
		20,285
Consumer Products - 0.2%
Jarden Corp.:
term loan 2.97% 1/24/12 (f)	7,821	7,430
Tranche B2, term loan 2.97% 1/24/12 (f)	446	423
		7,853
Electric Utilities - 1.8%
Calpine Corp. Tranche D, term loan 4.095% 3/29/14 (f)	51,339	43,638
Texas Competitive Electric Holdings Co. LLC:
Tranche B1, term loan 3.9691% 10/10/14 (f)	15,217	10,386
Tranche B2, term loan 3.969% 10/10/14 (f)	58,352	39,971
		93,995
Energy - 0.2%
CCS, Inc. Tranche B term loan 3.4275% 11/14/14 (f)	15,667	8,303
Food and Drug Retail - 0.2%
Rite Aid Corp. Tranche ABL, term loan 2.2036% 6/4/14 (f)	9,786	7,927
Healthcare - 2.1%
Community Health Systems, Inc.:
term loan 3.4536% 7/25/14 (f)	27,826	25,043
Tranche DD, term loan 2.6775% 7/25/14 (f)	1,420	1,278
DaVita, Inc. Tranche B1, term loan 2.1967% 10/5/12 (f)	16,112	15,186
HCA, Inc. Tranche B, term loan 3.47% 11/17/13 (f)	47,843	43,298
LifeCare Holdings, Inc. term loan 5.29% 8/11/12 (f)	9,679	5,710
VWR Funding, Inc. term loan 2.9275% 6/29/14 (f)	26,344	21,207
		111,722
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Homebuilding/Real Estate - 0.2%
Realogy Corp.:
Credit-Linked Deposit 3.5007% 10/10/13 (f)	$ 1,934	$ 1,257
Tranche B, term loan 4.1769% 10/10/13 (f)	7,184	4,669
Tranche DD, term loan 4.1586% 10/10/13 (f)	6,121	3,978
		9,904
Leisure - 0.1%
Easton Bell Sports, Inc. Tranche B, term loan 2.85% 3/16/12 (f)	6,495	5,553
Paper - 0.7%
Georgia-Pacific Corp. Tranche B1, term loan 3.2364% 12/20/12 (f)	29,434	27,521
Smurfit-Stone Container Enterprises, Inc. term loan 3.0767% 11/11/11 (f)	8,130	6,280
		33,801
Publishing/Printing - 0.8%
Cenveo Corp.:
term loan 5.7269% 6/21/13 (f)	8,628	7,722
Tranche DD, term loan 5.7269% 6/21/13 (f)	260	232
Education Media and Publishing Group Ltd.:
Tranche 1LN, term loan 8.2563% 6/12/14 (f)	1,192	751
Tranche 2LN, term loan 10.7563% 12/12/14 (f)	59,879	8,982
Thomson Learning, Inc. term loan 2.93% 7/5/14 (f)	32,829	24,376
		42,063
Restaurants - 0.3%
OSI Restaurant Partners, Inc.:
Credit-Linked Deposit 3.57% 6/14/13 (f)	1,719	1,203
term loan 2.8125% 6/14/14 (f)	20,316	14,221
		15,424
Services - 0.6%
ARAMARK Corp.:
Credit-Linked Deposit 2.3356% 1/26/14 (f)	531	480
term loan 3.095% 1/26/14 (f)	8,352	7,558
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. term loan 4.79% 4/19/12 (f)	4,098	1,905
RSC Equipment Rental Tranche 2LN, term loan 4.506% 11/30/13 (f)	29,429	19,570
ServiceMaster Co.:
term loan 3.1388% 7/24/14 (f)	3,466	2,461
Tranche DD, term loan 2.93% 7/24/14 (f)	345	245
		32,219
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
Specialty Retailing - 0.7%
Michaels Stores, Inc. term loan 2.6958% 10/31/13 (f)	$ 28,487	$ 20,084
Sally Holdings LLC Tranche B, term loan 3.0053% 11/16/13 (f)	5,299	4,848
Toys 'R' US, Inc. term loan 3.5088% 12/8/09 (f)	19,974	11,985
		36,917
Super Retail - 0.4%
Dollar General Corp. Tranche B1, term loan 3.4897% 7/6/14 (f)	19,725	18,147
Neiman Marcus Group, Inc. term loan 2.9738% 4/6/13 (f)	6,200	4,356
		22,503
Technology - 1.3%
First Data Corp. Tranche B1, term loan 3.1893% 9/24/14 (f)	6,724	4,908
Flextronics International Ltd. Tranche B-B, term loan 3.4575% 10/1/12 (f)	6,508	5,857
Freescale Semiconductor, Inc. term loan:
2.2588% 12/1/13 (f)	14,678	8,733
12.5% 12/15/14	18,779	13,145
SunGard Data Systems, Inc. term loan 2.6701% 2/28/14 (f)	40,457	36,411
		69,054
Telecommunications - 1.8%
Digicel International Finance Ltd. term loan 3.75% 3/30/12 (f)	1,755	1,632
Intelsat Jackson Holdings Ltd. term loan 3.5006% 2/1/14 (f)	73,036	58,429
Level 3 Financing, Inc. term loan 3.1948% 3/13/14 (f)	19,720	15,628
MetroPCS Wireless, Inc. Tranche B, term loan 3.1683% 11/3/13 (f)	10,621	9,931
Wind Telecomunicazioni SpA term loan 8.3569% 12/21/11 pay-in-kind (f)	12,210	9,554
		95,174
TOTAL FLOATING RATE LOANS (Cost $988,224)		809,651
Money Market Funds - 5.5%
	Shares
Fidelity Cash Central Fund, 0.53% (b) (Cost $286,324)	286,323,854	286,324
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.15%, dated 4/30/09 due 5/1/09 (Collateralized by U.S. Treasury Obligations) # (Cost $2,964)	$ 2,964	$ 2,964
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $6,093,357)		5,198,046
NET OTHER ASSETS - 0.0%		(230)
NET ASSETS - 100%		$ 5,197,816
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Non-income producing - Issuer is in default.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $898,099,000 or 17.3% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $834,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97	$ 5,807

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,666,000 and $1,699,000, respectively. The coupon rate will be determined at time of settlement.

* Amount represents less than $1,000.
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,964,000 due 5/01/09 at 0.15%
BNP Paribas Securities Corp.	$ 1,533
Banc of America Securities LLC	271
Barclays Capital, Inc.	816
Deutsche Bank Securities, Inc.	344
$ 2,964
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amount in thousands)
Fidelity Cash Central Fund	$ 4,367
Other Information

The following is a summary of the inputs used, as of April 30, 2009, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,198,046	$ 288,748	$ 4,899,055	$ 10,243
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities (Amounts in thousands)
Beginning Balance	$ 27,180
Total Realized Gain (Loss)	48
Total Unrealized Gain (Loss)	(40,159)
Cost of Purchases	47,142
Proceeds of Sales	(25,785)
Amortization/Accretion	848
Transfer in/out of Level 3	969
Ending Balance	$ 10,243

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information

At April 30, 2009, the fund had a capital loss carryforward of approximately $845,515,000 of which $461,978,000, $277,488,000 and $106,049,000 will expire on April 30, 2010, 2011 and 2017, respectively.

The Fund intends to elect to defer its fiscal year ending April 30, 2010 approximately $280,480,000 of losses recognized during the period November 1, 2008 to April 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2009
Assets
Investment in securities, at value (including repurchase agreements of $2,964) - See accompanying schedule: Unaffiliated issuers (cost $5,807,033)	$ 4,911,722
Fidelity Central Funds (cost $286,324)	286,324
Total Investments (cost $6,093,357)		$ 5,198,046
Receivable for investments sold		17,004
Receivable for fund shares sold		9,286
Interest receivable		115,927
Distributions receivable from Fidelity Central Funds		135
Prepaid expenses		33
Other receivables		5
Total assets		5,340,436

Liabilities
Payable for investments purchased	$ 133,946
Payable for fund shares redeemed	2,397
Distributions payable	2,906
Accrued management fee	2,312
Other affiliated payables	794
Other payables and accrued expenses	265
Total liabilities		142,620

Net Assets		$ 5,197,816
Net Assets consist of:
Paid in capital		$ 7,184,262
Undistributed net investment income		36,379
Accumulated undistributed net realized gain (loss) on investments		(1,127,384)
Net unrealized appreciation (depreciation) on investments		(895,441)
Net Assets, for 761,350 shares outstanding		$ 5,197,816
Net Asset Value, offering price and redemption price per share ($5,197,816 ÷ 761,350 shares)		$ 6.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2009
Investment Income
Dividends		$ 6,522
Interest		459,008
Income from Fidelity Central Funds		4,367
Total income		469,897

Expenses
Management fee	$ 27,242
Transfer agent fees	8,100
Accounting fees and expenses	1,164
Custodian fees and expenses	61
Independent trustees' compensation	28
Registration fees	183
Audit	159
Legal	36
Miscellaneous	45
Total expenses before reductions	37,018
Expense reductions	(103)	36,915
Net investment income		432,982
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(369,159)
Change in net unrealized appreciation (depreciation) on investment securities		(746,395)
Net gain (loss)		(1,115,554)
Net increase (decrease) in net assets resulting from operations		$ (682,572)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2009	Year ended April 30, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 432,982	$ 375,420
Net realized gain (loss)	(369,159)	(5,094)
Change in net unrealized appreciation (depreciation)	(746,395)	(318,429)
Net increase (decrease) in net assets resulting from operations	(682,572)	51,897
Distributions to shareholders from net investment income	(406,869)	(384,195)
Share transactions Proceeds from sales of shares	1,772,835	1,390,583
Reinvestment of distributions	370,636	350,057
Cost of shares redeemed	(1,294,180)	(1,000,419)
Net increase (decrease) in net assets resulting from share transactions	849,291	740,221
Redemption fees	2,090	593
Total increase (decrease) in net assets	(238,060)	408,516

Net Assets
Beginning of period	5,435,876	5,027,360
End of period (including undistributed net investment income of $36,379 and undistributed net investment income of $14,572, respectively)	$ 5,197,816	$ 5,435,876
Other Information Shares
Sold	262,446	159,643
Issued in reinvestment of distributions	53,805	40,421
Redeemed	(187,951)	(115,078)
Net increase (decrease)	128,300	84,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 9.17	$ 8.87	$ 8.65	$ 8.87
Income from Investment Operations
Net investment income B	.640	.639	.654	.614	.629
Net realized and unrealized gain (loss)	(1.799)	(.566)	.291	.216	(.174)
Total from investment operations	(1.159)	.073	.945	.830	.455
Distributions from net investment income	(.604)	(.654)	(.646)	(.610)	(.676)
Redemption fees added to paid in capital B	.003	.001	.001	- F	.001
Net asset value, end of period	$ 6.83	$ 8.59	$ 9.17	$ 8.87	$ 8.65
Total Return A	(13.26)%	.99%	11.09%	9.85%	5.18%
Ratios to Average Net Assets C,E
Expenses before reductions	.77%	.75%	.75%	.77%	.77%
Expenses net of fee waivers, if any	.77%	.75%	.75%	.77%	.77%
Expenses net of all reductions	.77%	.74%	.75%	.76%	.77%
Net investment income	9.04%	7.36%	7.31%	6.97%	7.07%
Supplemental Data
Net assets, end of period (in millions)	$ 5,198	$ 5,436	$ 5,027	$ 3,716	$ 3,028
Portfolio turnover rate D	27%	33%	39%	40%	65%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2009

(Amounts in thousands except ratios)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On January 15, 2009, the Board of Trustees of Fidelity High Income Fund approved the creation of an additional class of shares. The Fund will commence sale of shares of Class F on or about June 26, 2009.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of April 30, 2009, for the Fund's investments as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryfowards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 164,065
Unrealized depreciation	(1,027,364)
Net unrealized appreciation (depreciation)	(863,299)
Undistributed ordinary income	2,848
Capital loss carryforward	(845,515)

Cost for federal income tax purposes	$ 6,061,345

The tax character of distributions paid was as follows:

	April 30, 2009	April 30, 2008
Ordinary Income	$ 406,869	$ 384,195

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,036,060 and $1,208,552, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $43 and $60, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Fund 2020 was the owner of record of approximately 12% of the total outstanding shares of the Fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 48% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity High Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Johnson oversees 360 funds advised by FMR or an affiliate. Mr. Curvey oversees 383 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1977

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (45)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-
present).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $114,506,829 of the distributions paid during the period
January 1, 2009 to April 30, 2009 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SPH-UANN-0609
1.784717.106

Item 2. Code of Ethics

As of the end of the period, April 30, 2009, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund and Fidelity High Income Fund (the "Funds"):

Services Billed by PwC

April 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$187,000	$-	$4,800	$7,800
Fidelity Focused High Income Fund	$61,000	$-	$3,200	$1,500
Fidelity High Income Fund	$150,000	$-	$3,200	$5,300

April 30, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$177,000	$-	$3,500	$7,200
Fidelity Focused High Income Fund	$61,000	$-	$3,000	$1,200
Fidelity High Income Fund	$137,000	$-	$3,000	$4,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	April 30, 2009A	April 30, 2008A
Audit-Related Fees	$3,305,000	$510,000B
Tax Fees	$2,000	$-
All Other Fees	$2,000	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2009 A	April 30, 2008 A
PwC	$4,000,000	$1,695,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	June 25, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	June 25, 2009